UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
Certified Shareholder Report of
Registered Management Investment Companies

Investment Company Act File Number: 811-05085

Capital Income Builder
(Exact Name of Registrant as Specified in Charter)

333 South Hope Street
Los Angeles, California 90071
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: October 31

Date of reporting period: October 31, 2010

Vincent P. Corti
Capital Research and Management Company
333 South Hope Street
Los Angeles, California 90071
(Name and Address of Agent for Service)

Copies to:
Kathryn A. Sanders
O’Melveny & Myers LLP
400 South Hope Street, 10th Floor
Los Angeles, California 90071
(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders

Capital Income Builder®

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Special feature

The power of long-term dividend investing

▶ See page 6

Annual report for the year ended October 31, 2010

Capital Income Builder seeks to provide a level of current income that exceeds the average yield on U.S. stocks generally and a growing stream of income over the years. Growth of capital is a secondary objective.

This fund is one of the 32 American Funds. American Funds is one of the nation’s largest mutual fund families. For nearly 80 years, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended September 30, 2010 (the most recent calendar quarter-end):

Class A shares	1 year	5 years	10 years

Reflecting 5.75% maximum sales charge	2.54%	2.66%	6.50%

The total annual fund operating expense ratio was 0.62% for Class A shares as of the most recent fiscal year-end.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. See the Financial Highlights table on pages 28 and 29 for details.

The fund’s 30-day yield for Class A shares as of November 30, 2010, reflecting the 5.75% maximum sales charge and calculated in accordance with the Securities and Exchange Commission formula, was 3.30%.

Results for other share classes can be found on page 34.

Equity investments are subject to market fluctuations. The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. Investing outside the United States may be subject to additional risks, such as currency fluctuations, periods of illiquidity and price volatility. These risks may be heightened in connection with investments in developing countries. See the prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Fellow shareholders:

The global economy appeared to regain its footing over Capital Income Builder’s most recent fiscal year, even as recent signs of economic weakness have sparked uncertainty both here and abroad. Yet investors have embraced rising corporate profits, and global markets continued their recovery.

For the fiscal year ended October 31, 2010, the fund’s 12-month dividend yield was 3.87%, as calculated by Lipper. That’s more than the 1.90% yield posted by Standard & Poor’s 500 Composite Index, which is unmanaged and has no expenses. The fund’s yield also surpassed the 2.81% average yield of the 571 income funds tracked by Lipper.

In terms of total return, Capital Income Builder gained 12.3%, bettering the 12.2% showing of its peer group, the Lipper Income Funds Average. The S&P 500 climbed 16.5%, while the unmanaged MSCI EAFE Index, which measures developed markets outside North America, rose a more modest 8.8%.

As shown in the table, the fund has surpassed both the S&P 500 and Lipper over longer time periods.

Growth of income

While companies have slowly begun to restore dividends cut in the wake of the 2008–2009 market downturn, yields have yet to return to previous levels, especially in the United States.

[Begin Sidebar]
Results at a glance
For periods ended October 31, 2010, with all distributions reinvested

		Average annual total returns
	Total returns 1 year	5 years	10 years	Lifetime(since 7/30/87)

Capital Income Builder (Class A Shares)	12.33%	4.78%	7.39%	9.89%
Standard & Poor’s 500 Composite Index1	16.54	1.74	–0.01	8.25
Lipper Income Funds Average2	12.16	4.12	4.25	8.36
Consumer Price Index (inflation)3	1.17	1.89	2.31	2.85

1 The index is unmanaged, and its results include reinvested distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or taxes.
2 Source: Lipper. Averages are based on total return and do not reflect the effect of sales charges, account fees or taxes.
3 Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.
[End Sidebar]

[photo of a row of trees in a field]

[Begin Sidebar]
In this report

Special feature

6	The power of long-term dividend investing

Capital Income Builder’s portfolio counselors believe in investing for the long term, but have proven to be adaptable in changing times.

Contents

1	Letter to shareholders

4	The value of a long-term perspective

12	Summary investment portfolio

18	Financial statements

35	Board of trustees and other officers
[End Sidebar]

Shareholders received a dividend payment of 42 cents a share in the fund’s fiscal second quarter and payments of 45 cents per share for the other three. Additionally, a special dividend of 16.5 cents was paid in December 2009. On November 29, the board of trustees approved a dividend payment of 45.5 cents a share for December, a half-cent increase from the previous quarter. The board also approved a special dividend, the amount of which has yet to be finalized as of this writing.

We are cautiously optimistic that the fund will generate steadier dividend growth in the future. While we cannot promise that quarterly dividend increases will continue in the coming year, it has always been the fund’s primary goal to grow income for our shareholders. As market conditions and the fund’s income allow, we hope to do so once again.

Our investment landscape

The stock market rally that began in March 2009 continued through the fund’s 2010 fiscal year, though with more volatility. An improved economic backdrop early in the period gave way to increased uncertainty as U.S. economic growth slowed and job creation stagnated.

As a result, the bulk of returns from the fund’s U.S. holdings were generated during the initial months of its fiscal year. The change in outlook that occurred is reflected in the S&P 500’s return of just 0.8% for the six months ended October 31, 2010.

A number of markets outside the U.S. experienced nearly the opposite trajectory. The specter of a European debt crisis, prompted by sovereign debt problems in Greece, Ireland, Spain and other nations, kept stocks volatile early in the period. However, European markets rallied during the summer, and the majority of the fund’s overseas holdings saw their returns increase in the latter part of the year.

Concerns about European debt and the U.S. economy kept companies from growing their dividends to the extent we would have liked. There are indications that a dividend culture is beginning to take hold among some Asian companies, but Europe remains one of the better environments for dividend-paying stocks.

The fund’s fixed-income holdings, which consist primarily of U.S. Treasuries and corporate debt, once again contributed to income. In addition, with higher rated debt rallying through much of the year, the bond portfolio’s increased value also aided in capital appreciation.

[Begin Sidebar]
Capital Income Builder’s annual dividends compared with inflation (dividends as declared and adjusted for reinvested capital gains)

[begin bar/line chart]
	Dividend	Special dividend	Additional income earned on initial shares if capital gain distributions were reinvested	Inflation=Consumer Price Index (through October 2010)

	22.00
Oct-87	22.00
Oct-88	115.00			100.0
Oct-89	123.00			104.5
Oct-90	133.00			111.1
Oct-91	141.00			114.3
Oct-92	149.00		0.90	118.0
Oct-93	157.00		1.73	121.2
Oct-94	165.00		2.35	124.4
Oct-95	173.00		2.99	127.9
Oct-96	181.00		5.17	131.7
Oct-97	187.50		8.68	134.4
Oct-98	193.50		15.11	136.4
Oct-99	195.00		26.57	139.9
Oct-00	199.50		36.97	144.8
Oct-01	207.00		44.63	147.8
Oct-02	205.50		50.67	150.8
Oct-03	202.50		54.06	153.9
Oct-04	180.50		49.59	158.8
Oct-05	185.50		54.27	165.7
Oct-06	191.50	25.00	66.97	167.9
Oct-07	199.00	30.00	75.89	173.8
Oct-08	208.50	55.00	97.78	180.2
Oct-09	187.50	45.00	75.85	179.8
Oct-10	177.00	16.50	75.85	182.0
[end bar/line chart]
*Not a full fiscal year. Fiscal years ended October 31
[End Sidebar]

The fund’s holdings

Capital Income Builder’s portfolio counselors and investment analysts search across geographic borders and industry sectors for companies with strong balance sheets and the potential for both dividend increases and capital appreciation over time.

Consumer staples companies — long considered stalwarts during recessions and recoveries — currently represent the fund’s largest concentration at 11.8%. Our holdings in financials, which we feel reflect long-term survivors of restructuring within the industry, stand at 10.2%. Telecommunications, with a 9.9% weighting in the portfolio, remains a growth area throughout the world, particularly in emerging markets.

Nine of the fund’s top 10 holdings produced positive returns for the fiscal year, led by Altria Group, which gained 40.4% on a total return basis and increased its dividends 9.2%. This was followed by Latin American telecommunications company América Móvil, which rose 29.8%, with a 69.5% increase in dividends. Our largest position, Philip Morris, gained 23.5% and grew its dividend 8.2% over the year. Though its return fell 4.7%, French energy and utility company GDF SUEZ realized a yield of 4.4%.

[Begin Sidebar]
Largest equity holdings
(as of October 31, 2010)
Company	Percent of net assets

Philip Morris International	2.8%
AT&T	2.5
Altria	2.0
Royal Dutch Shell	1.6
Merck	1.6
Novartis	1.4
América Móvil	1.4
Kraft Foods	1.3
ConocoPhillips	1.2
GDF SUEZ	1.2
[End Sidebar]

Looking ahead

For all the concerns about the economic recovery going forward, it is worth noting that stock markets worldwide have continued to rise. While those concerns remain valid, global economies are indeed growing, though at a slower pace than we saw at the start of the fund’s fiscal year.

[Begin Sidebar]
A lifetime of income generated (Capital Income Builder’s 12-month yields versus its benchmarks — years ended October 31)

[begin line chart]
date	Capital Income Builder	Lipper Income Funds Average	S&P 500

10/31/88	5.08	6.87	3.29
04/30/89	5.02	7.00	3.27
10/31/89	4.91	6.98	3.21
04/30/90	5.27	7.65	3.47
10/31/90	5.69	8.23	3.91
04/30/91	4.93	7.29	3.25
10/31/91	4.92	6.83	3.09
04/30/92	4.79	6.47	2.93
10/31/92	4.84	6.47	2.95
04/30/93	4.74	5.61	2.83
10/31/93	4.56	4.77	2.68
04/30/94	4.98	4.76	2.82
10/31/94	5.05	4.67	2.76
04/30/95	5.07	4.82	2.59
10/31/95	4.77	4.46	2.35
04/30/96	4.71	4.34	2.17
10/31/96	4.56	4.31	2.10
04/30/97	4.38	4.24	1.89
10/31/97	4.06	4.00	1.68
04/30/98	3.79	3.99	1.44
10/31/98	4.00	4.11	1.48
04/30/99	3.96	3.80	1.23
10/31/99	4.34	4.03	1.22
04/30/00	4.69	4.26	1.15
10/31/00	4.57	4.34	1.15
04/30/01	4.47	4.29	1.27
10/31/01	4.73	4.32	1.49
04/30/02	4.52	3.51	1.46
10/31/02	5.05	3.58	1.81
04/30/03	4.83	3.22	1.79
10/31/03	4.48	2.81	1.61
04/30/04	4.01	2.60	1.64
10/31/04	3.55	2.40	1.68
04/30/05	3.50	2.36	1.76
10/31/05	3.53	2.44	1.77
04/30/06	3.75	2.61	1.76
10/31/06	3.61	2.86	1.76
04/30/07	3.48	2.97	1.71
10/31/07	3.34	3.12	1.76
04/30/08	4.27	3.74	2.05
10/31/08	6.23	4.55	2.99
04/30/09	6.25	4.43	3.10
10/31/09	5.01	3.56	2.26
04/30/10	4.04	2.90	1.83
10/31/10	3.87	2.81	1.90
[end line chart]
All numbers calculated by Lipper.
[End Sidebar]

[Begin Sidebar]
Where the fund’s assets are invested
(percent invested by country/region)
		October 31, 2010
Equities
	United States	29.6%
	Europe	21.7
	Asia/Pacific	13.9
	Other	5.2
	Total equities	70.4%

Bonds
	United States	20.2
	Other	3.7
	Total bonds	23.9%

Short-term securities & other assets less liabilities		5.7%

Total		100.0%
[End Sidebar]

We continue to closely monitor the fund’s holdings, as well as economic and market environments around the world. A repeat of the 2008–2009 market downturn is, we believe, unlikely at this point.

As always, we invest for the long term. We encourage you to take a similar perspective regarding this fund and your personal portfolio. For more on investing and the fund, please turn to the feature on page 6.

We appreciate your continued trust and look forward to reporting to you again in six months.

Cordially,

/s/ James B. Lovelace

James B. Lovelace
Vice Chairman of the Board

/s/ Joyce E. Gordon

Joyce E. Gordon
President

December 7, 2010

For current information about the fund, visit americanfunds.com.

The value of a long-term perspective

How a $10,000 investment has grown over the fund’s lifetime

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.1 Thus, the net amount invested was $9,425. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Average annual total returns based on a $1,000 investment
(for periods ended October 31, 2010)*

	1 year	5 years	10 years
Class A shares	5.88%	3.55%	6.75%

*Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. See the Financial Highlights table on pages 28 and 29 for details.

[begin mountain chart]
date	Capital Income Builder with dividends reinvested	Capital Income Builder excluding dividends	Standard & Poor’s 500 Composite Index with dividends reinvested2	Lipper Income Funds Average3

7/30/1987	$9,425	$9,425	$10,000	$10,000
10/31/1987	$8,990	$8,842	$7,995	$9,381
10/31/1988	$10,093	$9,429	$9,175	$10,615
10/31/1989	$11,782	$10,438	$11,592	$12,073
10/31/1990	$11,590	$9,738	$10,725	$11,476
10/31/1991	$14,973	$11,946	$14,309	$14,436
10/31/1992	$16,989	$12,925	$15,733	$16,055
10/31/1993	$19,973	$14,509	$18,079	$19,043
10/31/1994	$20,066	$13,824	$18,776	$18,721
10/31/1995	$23,478	$15,392	$23,735	$21,502
10/31/1996	$27,409	$17,077	$29,450	$24,426
10/31/1997	$33,748	$20,207	$38,904	$28,838
10/31/1998	$38,238	$21,932	$47,459	$31,371
10/31/1999	$39,199	$21,584	$59,638	32,520
10/31/2000	$41,384	$21,776	$63,265	$34,649
10/31/2001	$44,438	$22,308	$47,519	$36,118
10/31/2002	$44,507	$21,313	$40,345	$35,201
10/31/2003	$52,484	$23,999	$48,732	$41,661
10/31/2004	$61,253	$26,992	$53,318	$46,214
10/31/2005	$66,822	$28,452	$57,965	$48,957
10/31/2006	$80,172	$32,841	$67,429	$55,589
10/31/2007	$96,940	$38,317	$77,241	$62,026
10/31/2008	$65,078	$24,537	$49,372	$45,304
10/31/2009	$75,135	$26,941	$54,210	$52,832
10/31/2010	$84,399	$29,054	$63,174	$60,192
[end mountain chart]

Year ended October 31	1987	4	1988	1989	1990	1991	1992	1993

Total value
Dividends reinvested5	$92		494	556	633	708	792	880

Value at year-end1,5	$8,990		10,093	11,782	11,590	14,973	16,989	19,973

CIB total return	(10.1)%		12.3	16.7	(1.6)	29.3	13.5	17.6

Year ended October 31	1994		1995	1996	1997	1998	1999	2000

Total value
Dividends reinvested5	974		1,079	1,200	1,324	1,468	1,624	1,809

Value at year-end1,5	20,066		23,478	27,409	33,748	38,238	39,199	41,384

CIB total return	0.5		17.0	16.8	23.2	13.3	2.5	5.6

Year ended October 31	2001		2002	2003	2004	2005	2006	2007

Total value
Dividends reinvested5	2,017		2,152	2,261	2,117	2,288	2,805	3,134

Value at year-end1,5	44,438		44,507	52,484	61,253	66,822	80,172	96,940

CIB total return	7.4		0.2	17.9	16.7	9.1	20.0	20.9

Year ended October 31	2008		2009	2010

Total value
Dividends reinvested5	3,858		3,633	3,181

Value at year-end1,5	65,078		75,135	84,399

CIB total return	(32.9)		15.4	12.3

Average annual total return for fund’s lifetime    9.61%

1As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.

2Standard & Poor’s 500 Composite Index is unmanaged, and its results include reinvested distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or taxes.

3Calculated by Lipper with all distributions reinvested. The Lipper Income Funds Average (as shown) only includes funds that have been in existence since July 30, 1987. Results of the Lipper Income Funds Average reflect fund expenses but do not reflect any applicable front-end sales charges, account fees or taxes. If any applicable front-end sales charges were included, results of the average would be lower.

4For the period July 30, 1987 (when the fund began operations), through October 31, 1987.

5Prior to January 1, 2009, dividends from net investment income were declared daily and paid to shareholders quarterly. As of January 1, 2009, the fund began declaring and distributing dividends on a periodic basis. Dividends reinvested reflect quarterly dividends actually paid during the period, while year-end values are adjusted for cumulative dividends accrued but not yet paid.

The results shown are before taxes on fund distributions and sale of fund shares.

The power of long-term dividend investing

[photo of a grass and flower filled field]

[photo of grapes on a vine]

[Begin Sidebar]
After an extended period of economic turmoil, Capital Income Builder’s investment focus on companies that seek to grow their dividends — a philosophy that hasn’t changed since its inception — has resulted in returns that have surpassed those of the overall market.
[End Sidebar]

Two years ago, Capital Income Builder’s annual report was an unwelcome reminder of just how difficult times were. Stock market volatility was the worst it had been since the Great Depression. Perhaps more unfathomable was the fact that the viability of the global financial system was in doubt.

Today, the investment landscape has improved considerably, though it still has a significant amount of ground to regain. The economy has begun to move forward, but at a very cautious pace, and unemployment remains dismayingly high. Market indexes have yet to return to levels they achieved just three years ago, and many pundits have taken to describing the last decade as “lost.”

If you’ve been an investor in Capital Income Builder for the last decade, however, that time period might not seem quite so lost. As of October 31, its fiscal year-end, the fund realized an average annual total return of 7.4%. For the same period, the unmanaged Standard & Poor’s 500 Composite Index was flat.

“Capital Income Builder’s investment philosophy has, over time, helped it to realize returns that are better than what the market has provided,” says Jim Lovelace, a portfolio counselor for the fund.

A long-standing philosophy

Since the fund’s inception in 1987, dividend investing has been its driving focus. It’s a philosophy rooted in the belief that — over the long term — companies with the ability to grow their dividends will see an increase in share price as well.

“Companies that pay out dividends are generally some of the healthiest companies around,” observes portfolio counselor Joyce Gordon. “Almost by necessity these companies have healthy balance sheets, and while they might not be the most exciting companies, they tend to hold their value better during downturns.”

Since the beginning, the fund has focused on two kinds of equities: those of companies that offer a high yield but perhaps lack good prospects for growth, and those of companies whose dividends are growing but may not yield as much. This combination of growth and yield has enabled the fund to top the Lipper Income Funds Average over the past fiscal year and for longer periods as well.

“This isn’t a homogenous portfolio,” Jim adds. “From the beginning, we wanted the fund to offer a measure of diversity, and having a dual objective has certainly made that possible. The less a potential investment yields, the more we’ll want it to contribute to growth and vice versa.”

In addition to this mix of equities, the fund’s fixed-income component helps stabilize both income and return. It is not impacted by volatility to the extent that stocks are, and it often generates comparable yields — even in the current low-yielding environment.

A nimble approach

While the philosophy of Capital Income Builder hasn’t changed over the years, the flexibility of its structure enables the fund’s portfolio counselors to choose from a vast pool of investments in their quest for both income and growth.

“The philosophy hasn’t changed, but the approach has,” Joyce offers. “The approach continues to evolve — and that’s where we feel we can make a difference and add value for our shareholders.”

As of the end of the most recent fiscal year, 44.5% of the fund’s portfolio is invested outside the U.S., with 91.7% of that total representing equities. This allocation between international and domestic holdings has less to do with a desire to be invested in a certain country than it does with finding the right companies in which to invest.

“To us, it’s never about which sector is hot or where a company is domiciled,” says portfolio counselor David Riley. “The approach is always about the individual investment. Perhaps it’s a domestic stock; perhaps it’s a global bond. The aim is to find the best mix of capital appreciation and income.”

Grounded in research

Of course, thorough research is necessary to properly identify potential investments, and it’s long been a hallmark of all the American Funds.

“Our investment philosophy and emphasis on research haven’t wavered, and I believe that has served us well,” says portfolio counselor Tim Armour. “Most stocks dropped a lot during the downturn, but we didn’t shy away from investing in companies we believed could continue growing their dividends over the long term.”

“When you talk about Capital Income Builder, you’re really describing a global approach to investing,” observes portfolio counselor and analyst Brad Vogt. “We have leeway to search far and wide for companies that can meet our dividend standards, and that also allows us to participate in some of the most exciting market opportunities in the world — while still keeping volatility in check.”

Currently, there are dozens of investment analysts located worldwide participating in Capital Income Builder. They not only help the portfolio counselors identify potential investments, some of them also put their best ideas to work by managing a portion of the fund themselves.

“Global investing requires global research capabilities, and that’s a very important part of what we’re able to do,” says Winnie Kwan, a Hong Kong-based portfolio counselor, analyst and research director. “When you look at our portfolio counselors and analysts, you’ll find that their backgrounds comprise a blend of geographic and industry specialties. That experience and international footprint are critical to the fund’s success.”

[Begin Sidebar]
Finding the “lost” decade

For those looking at the unmanaged Standard & Poor’s 500 Composite Index* — widely considered the U.S. stock market’s benchmark — the past decade might indeed seem like a wash. For the 10 years ending October 31, 2010, the S&P 500 had an average annual total return of –0.01%. Yet as you can see here, Capital Income Builder not only had positive total returns over the past five- and 10-year periods, but also surpassed its peer group, as represented by the Lipper Income Funds Average†, on a one-, five- and 10-year basis.

*The index is unmanaged, and its results include reinvested distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or taxes.
†Source: Lipper. Averages are based on total return and do not reflect the effect of sales charges, account fees or taxes.

Average annual total return

[begin bar chart]
	1 Year	3 Years	5 Years	10 Years

Capital Income Builder	12.33%	-4.52%	4.78%	7.39%
S&P 500	16.54%	-6.48%	1.74%	-0.01%
Lipper Income Funds Average	12.16%	0.76%	4.12%	4.25%
[end bar chart]

The quest for dividends

In the wake of the downturn, Capital Income Builder’s investment professionals have invested in a number of companies whose share prices took a beating, making them potentially attractive opportunities for growth.

“During the crisis, numerous stocks were discounted, and more than a few companies cut or dispensed with dividend payments,” Jim continues. “That’s turned around to a degree, but certainly more slowly than we’d like. Thankfully, we’re finding a variety of companies, particularly outside the U.S., that are picking up some of that slack.”

[photo of a road cutting through a grass field - a cabin on one side]
[Begin Pull Quote]
“Capital Income Builder’s investment philosophy has, over time, helped it to realize returns that are better than what the market has provided.”
— Jim Lovelace
[End Pull Quote]

[photo of grapes hanging from a tree]

[Begin Pull Quote]
“We believe that if a company can maintain its dividends, even in a tough market, it will grow again in the future. Dividends, in many ways, point to sound company management, and those are companies with a future.”
— Tim Armour
[End Pull Quote]

As a result, the fund is perhaps more diversified than ever. Asian banks, European manufacturers, U.S. technology companies and international bonds have found a home in the portfolio. “And all these holdings, we believe, meet the standards we set for the fund in the beginning,” Jim adds.

That diversity may prove useful in the months and years to come. There remains uncertainty about the strength and stability of the current economic recovery, both in the United States and Europe. Mounting government debt levels remain problematic as well.

“There are problems, absolutely, and you can’t shy away from them. They’ll always be part of the equation,” admits Joyce. “But having said that, I don’t think we’re going to experience another 2008 any time soon. As long as we don’t see that kind of panic selling, I do think we can find ways to continue producing positive returns for shareholders.”

Looking to the future

Capital Income Builder’s bedrock philosophy and flexible approach are informed by the long-term outlook of its investment professionals. Even during the market turmoil of 2008–2009, portfolio counselors held on to investments they felt represented the best opportunities for the fund.

“It all goes back to dividends and the companies that can afford to pay them,” Tim says. “We believe that if a company can maintain its dividends, even in a tough market, it will grow again in the future. Dividends, in many ways, point to sound company management, and those are companies with a future.”

“We’re not sitting still. We’re always adjusting the mix,” Jim concludes. “But I think we’ve shown, even over the past few years, that this approach — our commitment to long-term dividend investing — can work.” ■

Long-term investing in a changing global economy

Emerging markets, particularly those in Latin America and Asia, generally fared better than traditional developed markets during the most recent economic downturn. Populous nations such as Brazil, India and China are not only experiencing economic growth, but economic diversity as well.

“What you’re starting to see in some developing markets, though not all, is a burgeoning middle class and a diversified domestic economy trying to keep pace,” Joyce relates. “They’re no longer focused only on commodities or manufacturing or whatever it was that first sparked their growth.”

Companies that serve these rapidly expanding economies can be attractive potential investments, but few boast the kind of dividend growth the fund seeks. Yet there are still ways to participate in the growth of these regions.

“You’re seeing a lot of multinational companies out there that are generating a good deal of their income from emerging markets,” Tim says. “It’s getting to the point where it doesn’t matter where companies are domiciled. They benefit from an established distribution network or recognizable name.”

“You certainly have some emerging markets companies that meet our dividend requirements,” Jim states. “Add in some of the other companies that participate in these markets, from all over the world, and we have a lot of opportunities to invest in these areas of growth.”

[photo of a road cutting through a grass field]

Summary investment portfolio   October 31, 2010

The following summary investment portfolio is designed to streamline the report and help investors better focus on a fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

[begin pie chart]
Percent
of net
Industry sector diversification	assets

Consumer staples	11.83%
Financials	10.15
Telecommunication services	9.91
Utilities	7.51
Energy	5.85
Other industries	24.22
Convertible securities & preferred stocks	0.94
Bonds & notes	23.89
Short-term securities & other assets less liabilities	5.70
[end pie chart]

Country diversification	(percent of net assets)
United States	49.8%
Euro zone*	10.7
United Kingdom	7.7
Australia	3.6
Taiwan	3.6
Switzerland	2.9
Singapore	2.3
Canada	1.8
Hong Kong	1.7
Mexico	1.7
Brazil	1.7
China	1.6
Other countries	5.2
Short-term securities & other assets less liabilities	5.7
Total	100.0%

*Countries using the euro as a common currency; those represented in the fund's portfolio are Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Portugal and Spain.

			Percent
		Value	of net
Common stocks - 69.47%	Shares	(000)	assets

Consumer staples - 11.83%
Philip Morris International Inc.	38,275,800	$2,239,134	2.82
Altria Group, Inc.	61,283,100	1,557,817	1.96
Kraft Foods Inc., Class A	32,442,000	1,046,903	1.32
PepsiCo, Inc.	12,025,600	785,272	.99
Nestlé SA	12,165,000	666,321	.84
Foster's Group Ltd.	87,363,000	499,766	.63
Diageo PLC	26,875,000	496,088	.62
Lorillard, Inc.	4,701,000	401,183	.51
Wesfarmers Ltd.	11,176,382	362,811	.46
Coca-Cola Co.	5,800,800	355,705	.45
Other securities		979,190	1.23
		9,390,190	11.83

Financials - 10.15%
Banco Santander, SA	70,147,972	901,240
Banco Santander, SA (1) (2)	832,679	10,698	1.15
Bank of China Ltd., Class H	757,917,000	453,699	.57
BNP Paribas SA	5,719,471	418,317	.53
HSBC Holdings PLC (Hong Kong)	27,809,012	288,988
HSBC Holdings PLC (United Kingdom)	9,731,535	101,216	.49
Banco Santander (Brasil) SA, units	14,692,900	208,430
Banco Santander (Brasil) SA, units (ADR)	10,992,875	158,297	.46
Fannie Mae (1)	10,000,000	3,830	.01
Freddie Mac (1)	5,300,000	2,078	.00
Other securities		5,509,446	6.94
		8,056,239	10.15

Telecommunication services - 9.91%
AT&T Inc.	68,254,230	1,945,246	2.45
América Móvil, SAB de CV, Series L (ADR)	19,359,000	1,108,496	1.40
CenturyLink, Inc. (3)	19,526,027	807,987	1.02
Singapore Telecommunications Ltd.	165,023,500	393,976	.50
Belgacom SA	9,864,475	387,031	.49
Verizon Communications Inc.	11,900,000	386,393	.49
BCE Inc. (CAD denominated)	10,238,000	343,408
BCE Inc.	500,000	16,755	.45
Koninklijke KPN NV	21,489,805	358,914	.45
Other securities		2,111,921	2.66
		7,860,127	9.91

Utilities - 7.51%
GDF SUEZ	23,825,320	951,031	1.20
Scottish and Southern Energy PLC	45,330,500	837,485	1.06
Dominion Resources, Inc.	13,536,980	588,317	.74
Hongkong Electric Holdings Ltd.	70,970,500	450,933	.57
FirstEnergy Corp.	11,019,000	400,210	.50
Exelon Corp.	9,125,000	372,483	.47
Southern Co.	9,250,000	350,297	.44
Other securities		2,006,829	2.53
		5,957,585	7.51

Energy - 5.85%
Royal Dutch Shell PLC, Class B	22,454,846	719,071
Royal Dutch Shell PLC, Class A (ADR)	4,683,000	304,067
Royal Dutch Shell PLC, Class B (ADR)	3,306,228	212,656	1.56
ConocoPhillips	16,632,000	987,941	1.24
Eni SpA	28,930,000	651,887	.82
Other securities		1,768,713	2.23
		4,644,335	5.85

Health care - 5.71%
Merck & Co., Inc.	33,940,714	1,231,369	1.55
Novartis AG	19,601,000	1,136,362	1.43
Johnson & Johnson	6,800,000	432,956	.55
Pfizer Inc	20,109,000	349,897	.44
Bayer AG	4,483,992	334,633	.42
Other securities		1,049,221	1.32
		4,534,438	5.71

Information technology - 5.38%
Delta Electronics, Inc.	108,518,233	448,298	.57
MediaTek Inc.	31,005,774	389,831	.49
Nintendo Co., Ltd.	1,473,600	381,814	.48
HTC Corp.	15,962,273	360,202	.45
Other securities		2,689,528	3.39
		4,269,673	5.38

Industrials - 3.61%
Other securities		2,867,035	3.61

Consumer discretionary - 3.03%
McDonald's Corp.	6,528,000	507,683	.64
Other securities		1,897,020	2.39
		2,404,703	3.03

Materials - 2.37%
E.I. du Pont de Nemours and Co.	7,500,000	354,600	.45
China Steel Corp.	340,533,604	345,299	.43
Other securities		1,182,106	1.49
		1,882,005	2.37

Miscellaneous - 4.12%
Other common stocks in initial period of acquisition		3,269,306	4.12

Total common stocks (cost: $50,191,719,000)		55,135,636	69.47

			Percent
		Value	of net
Preferred stocks - 0.67%	Shares	(000)	assets

Financials - 0.62%
Fannie Mae, Series S, 8.25% noncumulative (1)	2,000,000	1,145
Fannie Mae, Series O, 0% (1) (4) (5)	874,555	700
Fannie Mae, Series P, 4.50% noncumulative (1)	1,600,000	688
Fannie Mae, Series L, 5.125% (1)	570,000	467
Fannie Mae, Series E, 5.10% (1)	608,441	433	.00
Freddie Mac, Series V, 5.57% (1)	3,485,635	1,961
Freddie Mac, Series Z, 8.375% (1)	748,540	421
Freddie Mac, Series W, 5.66% (1)	650,000	366
Freddie Mac, Series Y, 6.55% (1)	350,250	151	.00
Other securities		488,347	.62
		494,679	.62

Other - 0.04%
Other securities		28,208	.04

Miscellaneous - 0.01%
Other preferred stocks in initial period of acquisition		5,542	.01

Total preferred stocks (cost: $748,229,000)		528,429	.67

			Percent
		Value	of net
Convertible securities - 0.27%	Shares	(000)	assets

Consumer discretionary - 0.05%
Other securities		38,552	.05

Financials - 0.01%
Fannie Mae 5.375% convertible preferred 2032 (1)	240	240
Fannie Mae, Series 2008-1, 8.75% noncumulative convertible preferred (1)	1,352,000	811	.00
Other securities		11,259	.01
		12,310	.01

Miscellaneous - 0.21%
Other convertible securities in initial period of acquisition		166,172	.21

Total convertible securities (cost: $346,062,000)		217,034	.27

	Principal		Percent
	amount	Value	of net
Bonds & notes - 23.89%	(000)	(000)	assets

Mortgage-backed obligations (6) - 6.81%
Fannie Mae 0%-7.50% 2012-2047 (5)	$3,004,198	3,203,290	4.04
Freddie Mac 0%-7.50% 2018-2047 (5)	560,095	596,568	.75
Other securities		1,606,244	2.02
		5,406,102	6.81

Bonds & notes of U.S. government & government agencies - 6.17%
U.S. Treasury 7.50% 2016	275,000	368,888
U.S. Treasury 0.625%-11.25% 2010-2040	2,728,450	3,207,329	4.51
Fannie Mae 2.50%-6.625% 2010-2015	538,315	572,415	.72
Freddie Mac 3.00%-6.00% 2010-2014	139,000	147,298	.18
Other securities		601,206	.76
		4,897,136	6.17

Financials - 3.04%
Sovereign Bancorp, Inc. 8.75% 2018	32,765	38,426
Santander Issuances, SA Unipersonal 5.911%-6.50% 2016-2019 (4) (5)	21,900	23,167
Abbey National Treasury Services PLC 3.875% 2014 (4)	12,200	12,598	.09
Other securities		2,335,968	2.95
		2,410,159	3.04

Energy - 1.31%
Shell International Finance BV 4.00% 2014	8,580	9,357	.01
Other securities		1,032,933	1.30
		1,042,290	1.31

Telecommunication services - 0.97%
AT&T Wireless Services, Inc. 7.875% 2011	63,700	65,269
AT&T Inc. 4.85%-5.35% 2013-2040 (4)	35,021	36,244
SBC Communications Inc. 5.875%-6.25% 2011-2012	30,000	31,310	.17
América Móvil, SAB de CV 5.00% 2020	12,700	13,944
América Móvil, SAB de CV 8.46% 2036	MXN 286,500	24,100	.05
Other securities		599,254	.75
		770,121	.97

Health care - 0.80%
Schering-Plough Corp. 6.00% 2017	$50,000	60,734
Merck & Co., Inc. 1.875%-4.00% 2011-2015	18,885	20,093	.10
Novartis Securities Investment Ltd. 5.125% 2019	15,000	17,248
Novartis Capital Corp. 4.125% 2014	10,000	10,956	.04
Other securities		526,002	.66
		635,033	.80

Consumer staples - 0.59%
Altria Group, Inc. 9.25%-9.70% 2018-2019	112,325	154,888	.20
Kraft Foods Inc. 2.625%-5.375% 2013-2020	22,110	23,762	.03
Other securities		286,737	.36
		465,387	.59

Other - 4.20%
Other securities		3,331,897	4.20

Total bonds & notes (cost: $17,843,834,000)		18,958,125	23.89

	Principal		Percent
	amount	Value	of net
Short-term securities - 5.83%	(000)	(000)	assets

Freddie Mac 0.18%-0.29% due 11/22/2010-4/15/2011	1,534,180	1,533,250	1.93
Fannie Mae 0.17%-0.38% due 12/1/2010-7/5/2011	751,340	750,655	.95
U.S. Treasury Bills 0.133%-0.156% due 12/9/2010-3/10/2011	457,000	456,833	.57
Bank of America Corp. 0.21%-0.28% due 11/1-11/30/2010	410,100	410,066	.52
Coca-Cola Co. 0.20%-0.24% due 11/5/2010-2/2/2011 (4)	386,500	386,372	.49
Merck & Co. Inc. 0.20% due 11/4/2010 (4)	92,700	92,698	.12
Other securities		997,214	1.25

Total short-term securities (cost: $4,626,716,000)		4,627,088	5.83

Total investment securities (cost: $73,756,560,000)		79,466,312	100.13
Other assets less liabilities		(102,534)	(.13)

Net assets		$79,363,778	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.
"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio.

Investments in affiliates
A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund's holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund's affiliated-company holdings is either shown in the summary investment portfolio or included in the value of "Other securities" under the respective industry sectors. Further details on such holdings and related transactions during the year ended October 31, 2010, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Dividend income (000)	Value of affiliates at 10/31/2010 (000)
CenturyLink, Inc.	19,053,597	472,430	-	19,526,027	$55,622	$807,987
OPAP SA	16,421,040	-	-	16,421,040	34,019	309,683
MAp Group	93,268,737	8,478,976	8,478,976	93,268,737	26,294	278,652
CapitaCommercial Trust	26,272,300	157,115,000	-	183,387,300	2,895	211,116
FirstGroup PLC	31,300,000	-	-	31,300,000	9,969	204,576
Chimera Investment Corp. (7)	6,000,000	41,242,400	-	47,242,400	31,139	193,694
Ascendas Real Estate Investment Trust	-	114,668,000	-	114,668,000	2,880	182,505
RPM International, Inc.	8,340,000	-	-	8,340,000	6,881	172,721
Fidelity National Financial, Inc.	-	12,279,900	-	12,279,900	6,461	164,428
Hays PLC	71,032,000	18,904,000	820,172	89,115,828	8,065	157,788
William Hill PLC	-	39,536,488	-	39,536,488	1,566	101,806
Greene King PLC	13,877,742	-	119,443	13,758,299	4,710	92,195
Singapore Post Private Ltd.	60,400,000	39,350,000	-	99,750,000	3,864	90,941
Frasers Centrepoint Trust	39,264,000	8,600,000	-	47,864,000	2,467	55,841
Starwood Property Trust, Inc.	2,675,000	-	-	2,675,000	2,113	54,062
Go-Ahead Group PLC	1,525,000	2,465,000	1,525,000	2,465,000	2,576	53,875
Ekornes ASA	1,980,425	-	-	1,980,425	1,904	51,399
CapitaRetail China Trust	30,837,000	9,713,000	-	40,550,000	1,697	39,475
Cache Logistics Trust (1)	-	41,000,000	-	41,000,000	-	31,677
Colony Financial, Inc.	750,000	-	-	750,000	518	14,220
BELIMO Holding AG (8)	42,250	-	18,750	23,500	1,346	-
Cyntec Co., Ltd. (8)	-	12,950,000	12,950,000	-	-	-
De La Rue PLC (8)	6,374,619	-	6,374,619	-	4,185	-
Oakton Ltd. (8)	4,617,960	-	-	4,617,960	277	-
S P Setia Bhd. (8)	58,027,000	-	58,027,000	-	1,001	-
Symrise AG (8)	6,835,085	-	6,450,085	385,000	4,334	-
Wincor Nixdorf AG (8)	2,150,312	-	2,150,312	-	4,782	-
Wistron Corp. (7) (8)	104,690,225	4,651,482	12,300,000	97,041,707	6,274	-
					$227,839	$3,268,641

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1) Security did not produce income during the last 12 months.
(2) Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in "Other securities," was $75,962,000, which represented .10% of the net assets of the fund.

(3) Represents an affiliated company as defined under the Investment Company Act of 1940.
(4) Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in "Other securities," was $3,475,358,000, which represented 4.38% of the net assets of the fund.

(5) Coupon rate may change periodically.
(6) Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
(7) This security was an unaffiliated issuer in its initial period of acquisition at 10/31/2009; it was not publicly disclosed.
(8) Unaffiliated issuer at 10/31/2010.

Key to abbreviations
ADR = American Depositary Receipts
CAD = Canadian dollars
MXN = Mexican pesos

See Notes to Financial Statements

Financial statements

Statement of assets and liabilities
at October 31, 2010	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $70,697,680)	$76,197,671
Affiliated issuers (cost: $3,058,880)	3,268,641	$79,466,312
Cash denominated in currencies other than U.S. dollars
(cost: $2,794)		2,794
Cash		1,051
Receivables for:
Sales of investments	765,517
Sales of fund's shares	99,695
Dividends and interest	358,342	1,223,554
		80,693,711
Liabilities:
Payables for:
Purchases of investments	1,167,517
Repurchases of fund's shares	102,900
Investment advisory services	14,394
Services provided by related parties	43,233
Trustees' deferred compensation	910
Other	979	1,329,933
Net assets at October 31, 2010		$79,363,778

Net assets consist of:
Capital paid in on shares of beneficial interest		$85,835,749
Undistributed net investment income		235,786
Accumulated net realized loss		(12,419,814)
Net unrealized appreciation		5,712,057
Net assets at October 31, 2010		$79,363,778

(dollars and shares in thousands, except per-share amounts)
Shares of beneficial interest issued and outstanding (no stated par value) - unlimited shares authorized (1,585,786 total shares outstanding)
	Net assets	Shares outstanding	Net asset value per share
Class A	$58,470,625	1,168,245	$50.05
Class B	3,067,723	61,303	50.04
Class C	8,195,891	163,811	50.03
Class F-1	3,033,935	60,614	50.05
Class F-2	1,238,940	24,760	50.04
Class 529-A	1,476,166	29,499	50.04
Class 529-B	142,158	2,842	50.03
Class 529-C	532,652	10,650	50.01
Class 529-E	66,341	1,326	50.04
Class 529-F-1	42,477	849	50.05
Class R-1	153,801	3,075	50.02
Class R-2	702,079	14,036	50.02
Class R-3	907,205	18,131	50.04
Class R-4	385,659	7,706	50.04
Class R-5	445,767	8,904	50.06
Class R-6	502,359	10,035	50.06

See Notes to Financial Statements

Statement of operations
for the year ended October 31, 2010	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $154,386;
also includes $227,839 from affiliates)	$2,390,959
Interest (net of non-U.S. taxes of $62)	973,588	$3,364,547

Fees and expenses*:
Investment advisory services	191,725
Distribution services	276,898
Transfer agent services	64,350
Administrative services	28,762
Reports to shareholders	3,757
Registration statement and prospectus	4,424
Trustees' compensation	750
Auditing and legal	256
Custodian	9,054
State and local taxes	668
Other	2,954	583,598
Net investment income		2,780,949

Net realized gain and unrealized appreciation
on investments and currency:
Net realized gain (loss) on:
Investments (including $54,638 net loss from affiliates)	1,302,792
Currency transactions	(3,845)	1,298,947
Net unrealized appreciation on:
Investments	4,747,204
Currency translations	594	4,747,798
Net realized gain and unrealized appreciation
on investments and currency		6,046,745
Net increase in net assets resulting
from operations		$8,827,694

(*) Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

Statements of changes in net assets
	(dollars in thousands)
	Year ended October 31
	2010	2009
Operations:
Net investment income	$2,780,949	$3,028,436
Net realized gain (loss) on investments and currency transactions	1,298,947	(12,511,817)
Net unrealized appreciation on investments and currency translations	4,747,798	19,444,065
Net increase in net assets resulting from operations	8,827,694	9,960,684

Dividends paid to shareholders from net investment income	(3,032,409)	(3,441,672)

Net capital share transactions	(3,560,538)	(4,762,774)

Total increase in net assets	2,234,747	1,756,238

Net assets:
Beginning of year	77,129,031	75,372,793
End of year (including undistributed
net investment income: $235,786 and $352,821, respectively)	$79,363,778	$77,129,031

See Notes to Financial Statements

Notes to financial statements

1.	Organization

Capital Income Builder (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks to provide a level of current income that exceeds the average yield on U.S. stocks generally and a growing stream of income over the years. Growth of capital is a secondary objective. Effective July 1, 2010, the fund reorganized from a Maryland corporation to a Delaware statutory trust in accordance with a proposal approved by shareholders on November 24, 2009.

The fund has 16 share classes consisting of five retail share classes, five 529 college savings plan share classes and six retirement plan share classes. The 529 college savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F-1) can be used to save for college education. The six retirement plan share classes (R-1, R-2, R-3, R-4, R-5 and R-6) are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-3, R-4, R-5 and R-6	None	None	None
*Class B and 529-B shares of the fund are not available for purchase.

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

2.	Significant accounting policies

The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The fund follows the significant accounting policies described below, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income – Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations – Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders – Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Currency translation – Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. On the accompanying financial statements, the effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

Loan transactions – The fund may enter into loan transactions in which the fund acquires a loan either through an agent, by assignment from another holder, or as a participation interest in another holder's portion of a loan. The loan is often administered by a financial institution that acts as agent for the holders of the loan, and the fund may be required to receive approval from the agent and/or borrower prior to the sale of the investment. The loan's interest rate and maturity date may change based on the terms of the loan, including potential early payments of principal.

3.	Valuation

The fund’s investments are reported at fair value as defined by accounting principles generally accepted in the United States of America. The fund generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs – The fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades.

Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are generally valued at prices obtained as of approximately 3:00 p.m. New York time from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All
Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)

Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Municipal securities
Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

Where the investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and asked prices that are reasonably and timely available (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates fair value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are fair valued as determined in good faith under guidelines adopted by authority of the fund's board of trustees. Market quotations may be considered unreliable if events occur that materially affect the value of securities (particularly equity securities trading outside the U.S.) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange. Various inputs may be reviewed in order to make a good faith determination of a security’s fair value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Classifications - The fund classifies its assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Level 3 values are based on significant unobservable inputs that reflect the fund’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of October 31, 2010 (dollars in thousands):

Investment securities:	Level 1	Level 2	Level 3	Total
Common stocks:
Consumer staples	$9,390,190	$-	$-	$9,390,190
Financials	8,045,541	10,698	-	8,056,239
Telecommunication services	7,860,127	-	-	7,860,127
Utilities	5,957,585	-	-	5,957,585
Energy	4,644,335	-	-	4,644,335
Health care	4,534,438	-	-	4,534,438
Information technology	4,269,673	-	-	4,269,673
Industrials	2,867,035	-	-	2,867,035
Consumer discretionary	2,404,703	-	-	2,404,703
Materials	1,882,005	-	-	1,882,005
Miscellaneous	3,269,306	-	-	3,269,306
Preferred stocks	26,096	502,333	-	528,429
Convertible securities	133,373	83,661	-	217,034
Bonds & notes:
Mortgage-backed obligations	-	5,406,102	-	5,406,102
Corporate bonds & notes	-	5,272,740	50,250	5,322,990
Bonds & notes of U.S. government & government agencies	-	4,897,136	-	4,897,136
Other	1,946	3,329,951	-	3,331,897
Short-term securities	-	4,627,088	-	4,627,088
Total	$55,286,353	$24,129,709	$50,250	$79,466,312

The following table reconciles the valuation of the fund's Level 3 investment securities and related transactions for the year ended October 31, 2010 (dollars in thousands):
	Beginning value at 11/1/2009	Net purchases	Net unrealized appreciation (*)	Net transfers out of Level 3(†)	Ending value at 10/31/2010
Investment securities	$17,975	$49,668	$582	$(17,975)	$50,250

Net unrealized appreciation during the period on Level 3 investment securities held at October 31, 2010 (dollars in thousands) (*):					$582

(*) Net unrealized appreciation is included in the related amounts on investments in the statement of operations.
(†) Transfers into or out of Level 3 are based on the beginning market value of the quarter in which they occurred.

4.	Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks, bonds and other securities held by the fund may decline due to market conditions and other factors, including those directly involving the issuers of securities held by the fund.

Investing in income-oriented stocks — Income provided by the fund may be affected by changes in the dividend policies of, and the capital resources available at, the companies in which the fund invests.

Investing in bonds — Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Longer maturity debt securities may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations outside the United States, may lose value because of political, social or economic developments in the country or region in which the issuer operates. These securities may also lose value due to changes in the exchange rate of the country’s currency against the U.S. dollar. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different settlement and accounting practices and different regulatory, legal and reporting standards than those in the United States. These risks may be heightened in connection with investments in developing countries.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.

5.	Taxation and distributions

Federal income taxation – The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended October 31, 2010, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2006, by state tax authorities for tax years before 2005 and by tax authorities outside the U.S. for tax years before 2006.

Non-U.S. taxation – Dividend and interest income is recorded net of non-U.S. taxes paid. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions – Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; cost of investments sold; paydowns on fixed-income securities; net capital losses; amortization of premiums or discounts; and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended October 31, 2010, the fund reclassified $134,783,000 from accumulated net realized loss to undistributed net investment income and $358,000 from undistributed net investment income to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

As of October 31, 2010, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows:

(dollars in thousands)
Undistributed ordinary income	$648,472
Capital loss carryforward expiring 2017*	(11,726,076)
Gross unrealized appreciation on investment securities	8,291,593
Gross unrealized depreciation on investment securities	(3,698,571)
Net unrealized appreciation on investment securities	4,593,022
Cost of investment securities	74,873,290

*Reflects the utilization of capital loss carryforwards of $1,128,524,000. The capital loss carryforward will be used to offset any capital gains realized by the fund in future years through the expiration date. The fund will not make distributions from capital gains while a capital loss carryforward remains.

Ordinary income distributions paid to shareholders from net investment income were as follows (dollars in thousands):

	Year ended October 31
Share class	2010	2009
Class A	$2,305,123	$2,597,362
Class B	107,902	145,837
Class C	265,257	333,808
Class F-1	123,563	158,029
Class F-2	46,245	23,817
Class 529-A	53,033	51,291
Class 529-B	4,623	5,534
Class 529-C	15,793	16,511
Class 529-E	2,238	2,267
Class 529-F-1	1,539	1,482
Class R-1	4,527	4,564
Class R-2	21,417	21,974
Class R-3	31,144	31,906
Class R-4	13,986	12,916
Class R-5	18,353	28,662
Class R-6*	17,666	5,712
Total	$3,032,409	$3,441,672

*Class R-6 was offered beginning May 1, 2009.

6.	Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. ("AFD"), the principal underwriter of the fund’s shares, and American Funds Service Company® ("AFS"), the fund’s transfer agent.

Investment advisory services - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.240% on the first $1 billion of daily net assets and decreasing to 0.110% on such assets in excess of $115 billion. The agreement also provides for monthly fees, accrued daily, of 3.00% on the first $100,000,000 of the fund's monthly gross income and 2.50% on such income in excess of $100,000,000. For the year ended October 31, 2010, the investment advisory services fee was $191,725,000, which was equivalent to an annualized rate of 0.249% of average daily net assets.

Class-specific fees and expenses – Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services – The fund has adopted plans of distribution for all share classes, except Classes F-2, R-5 and R-6. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted below. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Classes A and 529-A, the board of trustees has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of October 31, 2010, there were no unreimbursed expenses subject to reimbursement for Classes A or 529-A.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services – The fund has a transfer agent agreement with AFS for Classes A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC as described below.

Administrative services – The fund has an administrative services agreement with CRMC for all share classes, except Classes A and B, to provide certain services, including transfer agent and recordkeeping services; coordinating, monitoring, assisting and overseeing third-party service providers; and educating advisers and shareholders about the impact of market-related events, tax laws affecting investments, retirement plan restrictions, exchange limitations and other related matters. Each relevant share class pays CRMC annual fees up to 0.15% (0.10% for Class R-5 and 0.05% for Class R-6) based on its respective average daily net assets. Each relevant share class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services.

Each 529 share class is subject to an additional administrative services fee payable to the Commonwealth of Virginia for the maintenance of the 529 college savings plan. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.06% on such assets between $120 billion and $150 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. Although these amounts are included with administrative services fees on the accompanying financial statements, the Commonwealth of Virginia is not considered a related party.

Expenses under the agreements described on the previous page for the year ended October 31, 2010, were as follows (dollars in thousands):

			Administrative services
Share class	Distribution services	Transfer agent services	CRMC administrative services	Transfer agent services	Commonwealth of Virginia administrative services
Class A	$134,105	$60,754	Not applicable	Not applicable	Not applicable
Class B	32,694	3,596	Not applicable	Not applicable	Not applicable
Class C	81,676	Included in administrative services	$12,254	$1,369	Not applicable
Class F-1	7,522		3,496	250	Not applicable
Class F-2	Not applicable		1,376	42	Not applicable
Class 529-A	2,841		1,093	152	$1,329
Class 529-B	1,440		118	38	144
Class 529-C	4,892		404	102	491
Class 529-E	302		50	7	61
Class 529-F-1	-		30	4	37
Class R-1	1,383		167	36	Not applicable
Class R-2	4,958		979	1,855	Not applicable
Class R-3	4,209		1,249	528	Not applicable
Class R-4	876		479	23	Not applicable
Class R-5	Not applicable		382	10	Not applicable
Class R-6	Not applicable		206	1	Not applicable
Total	$276,898	$64,350	$22,283	$4,417	$2,062

Trustees’ deferred compensation – Since the adoption of the deferred compensation plan in 1993, trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $750,000, shown on the accompanying financial statements, includes $677,000 in current fees (either paid in cash or deferred) and a net increase of $73,000 in the value of the deferred amounts.

Affiliated officers and trustees – Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or trustees received any compensation directly from the fund.

7.	Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

Share class	Sales(*)		Reinvestments of dividends and distributions		Repurchases(*)		Net (decrease) increase
	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended October 31, 2010
Class A	$6,139,518	129,218	$2,153,088	45,596	$(10,737,783)	(227,162)	$(2,445,177)	(52,348)
Class B	70,057	1,474	102,340	2,166	(862,664)	(18,202)	(690,267)	(14,562)
Class C	857,233	18,047	237,310	5,024	(1,827,502)	(38,669)	(732,959)	(15,598)
Class F-1	635,155	13,365	110,567	2,341	(1,076,001)	(22,793)	(330,279)	(7,087)
Class F-2	447,490	9,403	31,171	661	(303,343)	(6,403)	175,318	3,661
Class 529-A	249,459	5,258	53,023	1,123	(151,500)	(3,201)	150,982	3,180
Class 529-B	6,651	140	4,622	98	(26,811)	(566)	(15,538)	(328)
Class 529-C	96,186	2,028	15,789	334	(76,904)	(1,626)	35,071	736
Class 529-E	11,826	249	2,237	47	(8,912)	(189)	5,151	107
Class 529-F-1	12,000	253	1,539	33	(7,142)	(151)	6,397	135
Class R-1	43,685	923	4,492	95	(30,667)	(649)	17,510	369
Class R-2	189,006	3,989	21,351	452	(191,086)	(4,047)	19,271	394
Class R-3	240,944	5,075	30,946	655	(229,613)	(4,856)	42,277	874
Class R-4	129,081	2,713	13,931	295	(132,020)	(2,778)	10,992	230
Class R-5	125,035	2,623	18,270	387	(104,118)	(2,215)	39,187	795
Class R-6	146,546	3,077	17,664	374	(12,684)	(267)	151,526	3,184
Total net increase
(decrease)	$9,399,872	197,835	$2,818,340	59,681	$(15,778,750)	(333,774)	$(3,560,538)	(76,258)

Year ended October 31, 2009
Class A	$6,862,281	166,287	$2,702,648	65,760	$(13,150,034)	(322,740)	$(3,585,105)	(90,693)
Class B	202,862	5,032	151,950	3,701	(841,987)	(20,669)	(487,175)	(11,936)
Class C	949,248	22,910	330,977	8,055	(2,242,034)	(55,251)	(961,809)	(24,286)
Class F-1	751,710	18,200	151,672	3,698	(1,704,349)	(41,759)	(800,967)	(19,861)
Class F-2	946,117	22,353	15,154	352	(175,438)	(4,103)	785,833	18,602
Class 529-A	190,087	4,573	56,949	1,383	(146,201)	(3,566)	100,835	2,390
Class 529-B	11,516	286	6,144	149	(15,147)	(369)	2,513	66
Class 529-C	85,169	2,056	18,273	444	(68,975)	(1,678)	34,467	822
Class 529-E	10,680	258	2,517	61	(9,278)	(227)	3,919	92
Class 529-F-1	7,550	180	1,646	40	(7,927)	(191)	1,269	29
Class R-1	31,963	761	5,013	122	(26,350)	(641)	10,626	242
Class R-2	193,887	4,693	24,139	586	(143,166)	(3,489)	74,860	1,790
Class R-3	222,576	5,367	35,131	853	(193,481)	(4,677)	64,226	1,543
Class R-4	151,581	3,580	14,215	345	(88,311)	(2,133)	77,485	1,792
Class R-5	246,841	6,015	29,756	734	(641,048)	(15,598)	(364,451)	(8,849)
Class R-6†	275,144	6,725	5,709	130	(153)	(4)	280,700	6,851
Total net increase
(decrease)	$11,139,212	269,276	$3,551,893	86,413	$(19,453,879)	(477,095)	$(4,762,774)	(121,406)

*Includes exchanges between share classes of the fund.
†Class R-6 was offered beginning May 1, 2009.

8.	Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $27,485,987,000 and $29,973,843,000, respectively, during the year ended October 31, 2010.

Financial highlights(1)

		Income (loss) from investment operations(2)			Dividends and distributions
	Net asset value, beginning of period	Net investment income(3)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return(4) (5)	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reimbursements/ waivers	Ratio of expenses to average net assets after reimbursements/ waivers(5)	Ratio of net income to average net assets(3)(5)
Class A:
Year ended 10/31/2010	$46.41	$1.77	$3.81	$5.58	$(1.94)	$-	$(1.94)	$50.05	12.33%	$58,471	.62%	.62%	3.74%
Year ended 10/31/2009	42.26	1.83	4.40	6.23	(2.08)	-	(2.08)	46.41	15.44	56,648	.66	.66	4.40
Year ended 10/31/2008	68.58	2.31	(23.58)	(21.27)	(2.65)	(2.40)	(5.05)	42.26	(32.88)	55,418	.58	.55	4.03
Year ended 10/31/2007	59.91	2.52	9.62	12.14	(2.30)	(1.17)	(3.47)	68.58	20.93	83,524	.58	.55	3.97
Year ended 10/31/2006	52.58	2.13	8.06	10.19	(2.17)	(.69)	(2.86)	59.91	20.00	58,439	.58	.55	3.82
Class B:
Year ended 10/31/2010	46.39	1.41	3.80	5.21	(1.56)	-	(1.56)	50.04	11.47	3,068	1.39	1.39	2.97
Year ended 10/31/2009	42.26	1.51	4.40	5.91	(1.78)	-	(1.78)	46.39	14.57	3,520	1.44	1.43	3.64
Year ended 10/31/2008	68.58	1.87	(23.58)	(21.71)	(2.21)	(2.40)	(4.61)	42.26	(33.41)	3,711	1.35	1.33	3.25
Year ended 10/31/2007	59.91	2.03	9.62	11.65	(1.81)	(1.17)	(2.98)	68.58	20.02	5,923	1.35	1.32	3.19
Year ended 10/31/2006	52.58	1.69	8.06	9.75	(1.73)	(.69)	(2.42)	59.91	19.07	4,413	1.37	1.34	3.04
Class C:
Year ended 10/31/2010	46.39	1.38	3.80	5.18	(1.54)	-	(1.54)	50.03	11.41	8,196	1.44	1.44	2.92
Year ended 10/31/2009	42.26	1.50	4.40	5.90	(1.77)	-	(1.77)	46.39	14.54	8,323	1.47	1.47	3.59
Year ended 10/31/2008	68.58	1.84	(23.58)	(21.74)	(2.18)	(2.40)	(4.58)	42.26	(33.45)	8,609	1.40	1.38	3.21
Year ended 10/31/2007	59.91	2.00	9.62	11.62	(1.78)	(1.17)	(2.95)	68.58	19.97	13,406	1.39	1.37	3.16
Year ended 10/31/2006	52.58	1.67	8.06	9.73	(1.71)	(.69)	(2.40)	59.91	19.02	8,616	1.41	1.38	2.99
Class F-1:
Year ended 10/31/2010	46.41	1.76	3.80	5.56	(1.92)	-	(1.92)	50.05	12.31	3,034	.64	.64	3.72
Year ended 10/31/2009	42.26	1.84	4.39	6.23	(2.08)	-	(2.08)	46.41	15.43	3,142	.66	.66	4.43
Year ended 10/31/2008	68.58	2.29	(23.58)	(21.29)	(2.63)	(2.40)	(5.03)	42.26	(32.90)	3,701	.62	.59	4.00
Year ended 10/31/2007	59.91	2.50	9.62	12.12	(2.28)	(1.17)	(3.45)	68.58	20.89	6,020	.61	.58	3.95
Year ended 10/31/2006	52.58	2.11	8.06	10.17	(2.15)	(.69)	(2.84)	59.91	19.94	3,494	.62	.60	3.76
Class F-2:
Year ended 10/31/2010	46.40	1.88	3.80	5.68	(2.04)	-	(2.04)	50.04	12.58	1,239	.40	.40	3.97
Year ended 10/31/2009	42.26	1.78	4.54	6.32	(2.18)	-	(2.18)	46.40	15.68	979	.42	.41	4.09
Period from 8/1/2008 to 10/31/2008	54.90	.43	(12.53)	(12.10)	(.54)	-	(.54)	42.26	(22.13)	105	.10	.10	.90
Class 529-A:
Year ended 10/31/2010	46.40	1.75	3.80	5.55	(1.91)	-	(1.91)	50.04	12.26	1,476	.68	.68	3.69
Year ended 10/31/2009	42.26	1.81	4.39	6.20	(2.06)	-	(2.06)	46.40	15.36	1,221	.71	.71	4.34
Year ended 10/31/2008	68.58	2.27	(23.58)	(21.31)	(2.61)	(2.40)	(5.01)	42.26	(32.93)	1,011	.66	.63	3.97
Year ended 10/31/2007	59.91	2.47	9.62	12.09	(2.25)	(1.17)	(3.42)	68.58	20.84	1,273	.65	.63	3.92
Year ended 10/31/2006	52.58	2.10	8.06	10.16	(2.14)	(.69)	(2.83)	59.91	19.92	760	.64	.61	3.77
Class 529-B:
Year ended 10/31/2010	46.38	1.36	3.81	5.17	(1.52)	-	(1.52)	50.03	11.39	142	1.48	1.48	2.88
Year ended 10/31/2009	42.26	1.47	4.40	5.87	(1.75)	-	(1.75)	46.38	14.47	147	1.53	1.52	3.53
Year ended 10/31/2008	68.58	1.80	(23.58)	(21.78)	(2.14)	(2.40)	(4.54)	42.26	(33.49)	131	1.47	1.44	3.15
Year ended 10/31/2007	59.91	1.96	9.62	11.58	(1.74)	(1.17)	(2.91)	68.58	19.89	178	1.46	1.44	3.09
Year ended 10/31/2006	52.58	1.63	8.06	9.69	(1.67)	(.69)	(2.36)	59.91	18.93	122	1.49	1.46	2.93
Class 529-C:
Year ended 10/31/2010	46.38	1.37	3.79	5.16	(1.53)	-	(1.53)	50.01	11.36	533	1.48	1.48	2.90
Year ended 10/31/2009	42.26	1.47	4.41	5.88	(1.76)	-	(1.76)	46.38	14.48	460	1.52	1.52	3.53
Year ended 10/31/2008	68.58	1.81	(23.58)	(21.77)	(2.15)	(2.40)	(4.55)	42.26	(33.49)	384	1.46	1.44	3.16
Year ended 10/31/2007	59.91	1.96	9.62	11.58	(1.74)	(1.17)	(2.91)	68.58	19.89	499	1.46	1.44	3.11
Year ended 10/31/2006	52.58	1.63	8.06	9.69	(1.67)	(.69)	(2.36)	59.91	18.94	306	1.47	1.45	2.94
Class 529-E:
Year ended 10/31/2010	46.40	1.61	3.80	5.41	(1.77)	-	(1.77)	50.04	11.94	66	.97	.97	3.40
Year ended 10/31/2009	42.26	1.68	4.41	6.09	(1.95)	-	(1.95)	46.40	15.05	56	1.01	1.01	4.04
Year ended 10/31/2008	68.58	2.10	(23.58)	(21.48)	(2.44)	(2.40)	(4.84)	42.26	(33.14)	48	.95	.93	3.67
Year ended 10/31/2007	59.91	2.28	9.62	11.90	(2.06)	(1.17)	(3.23)	68.58	20.49	63	.95	.93	3.61
Year ended 10/31/2006	52.58	1.92	8.06	9.98	(1.96)	(.69)	(2.65)	59.91	19.55	40	.96	.94	3.45

Class 529-F-1:
Year ended 10/31/2010	$46.41	$1.85	$3.80	$5.65	$(2.01)	$-	$(2.01)	$50.05	12.50%	$42	.47%	.47%	3.91%
Year ended 10/31/2009	42.26	1.90	4.39	6.29	(2.14)	-	(2.14)	46.41	15.60	33	.51	.51	4.55
Year ended 10/31/2008	68.58	2.38	(23.58)	(21.20)	(2.72)	(2.40)	(5.12)	42.26	(32.79)	29	.46	.43	4.20
Year ended 10/31/2007	59.91	2.60	9.62	12.22	(2.38)	(1.17)	(3.55)	68.58	21.08	33	.46	.43	4.17
Year ended 10/31/2006	52.58	2.20	8.06	10.26	(2.24)	(.69)	(2.93)	59.91	20.12	14	.46	.44	3.95
Class R-1:
Year ended 10/31/2010	46.38	1.40	3.80	5.20	(1.56)	-	(1.56)	50.02	11.45	154	1.42	1.42	2.96
Year ended 10/31/2009	42.26	1.50	4.41	5.91	(1.79)	-	(1.79)	46.38	14.55	125	1.45	1.45	3.59
Year ended 10/31/2008	68.58	1.85	(23.58)	(21.73)	(2.19)	(2.40)	(4.59)	42.26	(33.43)	104	1.38	1.36	3.26
Year ended 10/31/2007	59.91	1.98	9.62	11.60	(1.76)	(1.17)	(2.93)	68.58	19.94	133	1.42	1.40	3.17
Year ended 10/31/2006	52.58	1.65	8.06	9.71	(1.69)	(.69)	(2.38)	59.91	18.98	69	1.44	1.41	2.96
Class R-2:
Year ended 10/31/2010	46.38	1.38	3.80	5.18	(1.54)	-	(1.54)	50.02	11.40	702	1.45	1.45	2.92
Year ended 10/31/2009	42.26	1.45	4.41	5.86	(1.74)	-	(1.74)	46.38	14.44	633	1.56	1.55	3.48
Year ended 10/31/2008	68.58	1.81	(23.58)	(21.77)	(2.15)	(2.40)	(4.55)	42.26	(33.48)	501	1.45	1.43	3.18
Year ended 10/31/2007	59.91	1.98	9.62	11.60	(1.76)	(1.17)	(2.93)	68.58	19.93	647	1.45	1.41	3.14
Year ended 10/31/2006	52.58	1.65	8.06	9.71	(1.69)	(.69)	(2.38)	59.91	18.98	395	1.55	1.42	2.97
Class R-3:
Year ended 10/31/2010	46.40	1.60	3.80	5.40	(1.76)	-	(1.76)	50.04	11.92	907	.98	.98	3.38
Year ended 10/31/2009	42.26	1.68	4.41	6.09	(1.95)	-	(1.95)	46.40	15.04	801	1.02	1.02	4.03
Year ended 10/31/2008	68.58	2.09	(23.58)	(21.49)	(2.43)	(2.40)	(4.83)	42.26	(33.14)	664	.96	.94	3.67
Year ended 10/31/2007	59.91	2.27	9.62	11.89	(2.05)	(1.17)	(3.22)	68.58	20.47	817	.97	.94	3.61
Year ended 10/31/2006	52.58	1.91	8.06	9.97	(1.95)	(.69)	(2.64)	59.91	19.51	454	.98	.96	3.42
Class R-4:
Year ended 10/31/2010	46.40	1.75	3.80	5.55	(1.91)	-	(1.91)	50.04	12.27	386	.67	.67	3.70
Year ended 10/31/2009	42.26	1.81	4.40	6.21	(2.07)	-	(2.07)	46.40	15.39	347	.70	.69	4.32
Year ended 10/31/2008	68.58	2.27	(23.58)	(21.31)	(2.61)	(2.40)	(5.01)	42.26	(32.93)	240	.65	.63	3.99
Year ended 10/31/2007	59.91	2.46	9.62	12.08	(2.24)	(1.17)	(3.41)	68.58	20.83	270	.67	.64	3.95
Year ended 10/31/2006	52.58	2.07	8.06	10.13	(2.11)	(.69)	(2.80)	59.91	19.88	119	.68	.66	3.68
Class R-5:
Year ended 10/31/2010	46.42	1.90	3.79	5.69	(2.05)	-	(2.05)	50.06	12.60	446	.37	.37	4.00
Year ended 10/31/2009	42.26	1.97	4.36	6.33	(2.17)	-	(2.17)	46.42	15.72	376	.40	.40	4.83
Year ended 10/31/2008	68.58	2.44	(23.58)	(21.14)	(2.78)	(2.40)	(5.18)	42.26	(32.73)	717	.36	.34	4.28
Year ended 10/31/2007	59.91	2.65	9.62	12.27	(2.43)	(1.17)	(3.60)	68.58	21.17	879	.37	.35	4.22
Year ended 10/31/2006	52.58	2.24	8.06	10.30	(2.28)	(.69)	(2.97)	59.91	20.23	467	.38	.36	4.03
Class R-6:
Year ended 10/31/2010	46.42	1.93	3.78	5.71	(2.07)	-	(2.07)	50.06	12.66	502	.32	.32	4.08
Six months ended 10/31/2009	39.83	1.00	6.55	7.55	(.96)	-	(.96)	46.42	19.10	318	.36 (6)	.36 (6)	4.53 (6)

	Year ended October 31
	2010	2009	2008	2007	2006
Portfolio turnover rate for all classes of shares	42%	43%	30%	24%	26%

(1)Based on operations for the periods shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2)Based on average shares outstanding.
(3)For the year ended October 31, 2007, this column reflects the impact of corporate action events that resulted in a one-time increase to net investment income. If the corporate action events had not occurred, the Class A net investment income per share and ratio of net income to average net assets would have been lower by $0.22 and 0.34%, respectively. The impact to the other share classes would have been similar.

(4)Total returns exclude any applicable sales charges, including contingent deferred sales charges.
(5)This column reflects the impact, if any, of certain reimbursements/waivers from CRMC. During some of the periods shown, CRMC reduced fees for investment advisory services. In addition, during some of the periods shown, CRMC paid a portion of the fund's transfer agent fees for certain retirement plan share classes.

(6)Annualized.

See Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Capital Income Builder:

In our opinion, the accompanying statement of assets and liabilities, including the summary investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Capital Income Builder (the "Fund") at October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at October 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Los Angeles, California
December 7, 2010

Expense example
                      unaudited

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2010, through October 31, 2010).

Actual expenses:
The first line of each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:
The second line of each share class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:
There are some account fees that are charged to certain types of accounts, such as individual retirement accounts and 529 college savings plan accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually), that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 5/1/2010	Ending account value 10/31/2010	Expenses paid during period*	Annualized expense ratio

Class A -- actual return	$1,000.00	$1,064.81	$3.23	.62%
Class A -- assumed 5% return	1,000.00	1,022.08	3.16	.62
Class B -- actual return	1,000.00	1,060.65	7.22	1.39
Class B -- assumed 5% return	1,000.00	1,018.20	7.07	1.39
Class C -- actual return	1,000.00	1,060.24	7.53	1.45
Class C -- assumed 5% return	1,000.00	1,017.90	7.38	1.45
Class F-1 -- actual return	1,000.00	1,064.41	3.38	.65
Class F-1 -- assumed 5% return	1,000.00	1,021.93	3.31	.65
Class F-2 -- actual return	1,000.00	1,066.05	2.14	.41
Class F-2 -- assumed 5% return	1,000.00	1,023.14	2.09	.41
Class 529-A -- actual return	1,000.00	1,064.25	3.59	.69
Class 529-A -- assumed 5% return	1,000.00	1,021.73	3.52	.69
Class 529-B -- actual return	1,000.00	1,060.19	7.74	1.49
Class 529-B -- assumed 5% return	1,000.00	1,017.69	7.58	1.49
Class 529-C -- actual return	1,000.00	1,060.16	7.69	1.48
Class 529-C -- assumed 5% return	1,000.00	1,017.74	7.53	1.48
Class 529-E -- actual return	1,000.00	1,063.00	5.10	.98
Class 529-E -- assumed 5% return	1,000.00	1,020.27	4.99	.98
Class 529-F-1 -- actual return	1,000.00	1,065.41	2.50	.48
Class 529-F-1 -- assumed 5% return	1,000.00	1,022.79	2.45	.48
Class R-1 -- actual return	1,000.00	1,060.42	7.43	1.43
Class R-1 -- assumed 5% return	1,000.00	1,018.00	7.27	1.43
Class R-2 -- actual return	1,000.00	1,060.17	7.53	1.45
Class R-2 -- assumed 5% return	1,000.00	1,017.90	7.38	1.45
Class R-3 -- actual return	1,000.00	1,062.90	5.15	.99
Class R-3 -- assumed 5% return	1,000.00	1,020.21	5.04	.99
Class R-4 -- actual return	1,000.00	1,064.30	3.49	.67
Class R-4 -- assumed 5% return	1,000.00	1,021.83	3.41	.67
Class R-5 -- actual return	1,000.00	1,065.93	1.93	.37
Class R-5 -- assumed 5% return	1,000.00	1,023.34	1.89	.37
Class R-6 -- actual return	1,000.00	1,066.43	1.72	.33
Class R-6 -- assumed 5% return	1,000.00	1,023.54	1.68	.33

*The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

Tax information
                   unaudited

We are required to advise you within 60 days of the fund’s fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended October 31, 2010:

Qualified dividend income	$2,414,446,000
Corporate dividends received deduction	$1,025,668,000
U.S. government income that may be exempt from state taxation	$180,781,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2011, to determine the calendar year amounts to be included on their 2010 tax returns. Shareholders should consult their tax advisers.

Approval of Investment Advisory and Service Agreement

The fund’s board has approved the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through October 31, 2011. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all of the fund’s independent board members. The board and the committee determined that the fund’s advisory fee structure was fair and reasonable in relation to the services provided, and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel. They considered the factors discussed below, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee considered, among other things, the impact of current market conditions on the fund and CRMC. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the fund under the agreement and other agreements as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its primary objectives of providing a level of current income that exceeds the average yield on U.S. stocks generally and a growing stream of income, and secondary objective of providing growth of capital. They compared the fund’s total returns with those of other relevant funds (including the other funds that are the basis of the Lipper index for the category in which the fund is included) and market data such as relevant market indices, in each case as available at the time of the related board and committee meetings. This report, including the letter to shareholders and related disclosures, contains certain information about the fund’s investment results. The board and the committee concluded that the fund’s long-term results have been satisfactory, and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses remain significantly below those of most other relevant funds. The board and the committee also noted the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. In addition, they reviewed information regarding the advisory fees paid by clients of an affiliate of CRMC. They noted that, to the extent there were differences among the advisory fees paid by those clients and the advisory fees paid by the fund, the differences appropriately reflected the investment, operational and regulatory differences between advising the fund and the other clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, and that the shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

4. Ancillary benefits

The board and the committee considered a variety of other benefits received by CRMC and its affiliates as a result of CRMC’s relationship with the fund and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC’s institutional management affiliates. The board and the committee reviewed CRMC’s portfolio trading practices, noting that while CRMC receives the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the fund, it does not obtain third-party research or other services in return for allocating brokerage to such broker-dealers. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. The board and the committee also compared CRMC’s profitability to the reported results of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure and the termination of CRMC’s 10% advisory fee waiver effective December 31, 2008. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

Other share class results
unaudited

Classes B, C, F and 529

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Average annual total returns for periods ended September 30, 2010 (the most recent calendar quarter-end):

			10 years1/
	1 year	5 years	Life of class
Class B shares2
Reflecting applicable contingent deferred sales charge
(CDSC), maximum of 5%, payable only if shares are
sold within six years of purchase	2.99%	2.77%	6.48%
Not reflecting CDSC	7.99	3.09	6.48

Class C shares — first sold 3/15/01
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	6.91	3.04	6.03
Not reflecting CDSC	7.91	3.04	6.03

Class F-1 shares3 — first sold 3/15/01
Not reflecting annual asset-based fee charged
by sponsoring firm	8.79	3.86	6.83

Class F-2 shares3 — first sold 8/1/08
Not reflecting annual asset-based fee charged
by sponsoring firm	9.03	—	–0.45

Class 529-A shares4 — first sold 2/19/02
Reflecting 5.75% maximum sales charge	2.50	2.60	6.32
Not reflecting maximum sales charge	8.75	3.82	7.05

Class 529-B shares2,4 — first sold 2/15/02
Reflecting applicable CDSC, maximum of 5%, payable
only if shares are sold within six years of purchase	2.87	2.65	6.16
Not reflecting CDSC	7.87	2.98	6.16

Class 529-C shares4 — first sold 2/20/02
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	6.87	2.99	6.16
Not reflecting CDSC	7.87	2.99	6.16

Class 529-E shares3,4 — first sold 3/1/02	8.41	3.51	6.53

Class 529-F-1 shares3,4 — first sold 9/17/02
Not reflecting annual asset-based fee charged
by sponsoring firm	8.98	4.02	7.75

1Applicable to Class B shares only. All other share classes reflect results for the life of the class.
2These shares are not available for purchase.
3These shares are sold without any initial or contingent deferred sales charge.
4Results shown do not reflect the $10 account setup fee and an annual $10 account maintenance fee.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. See the Financial Highlights table on pages 28 and 29 for details that include expense ratios for all share classes.

For information regarding the differences among the various share classes, refer to the fund’s prospectus.

Board of trustees and other officers

“Independent” trustees1
	Year first
	elected a
	trustee of
Name and age	the fund2	Principal occupation(s) during past five years

Joseph C. Berenato, 64	2005	Chairman, Ducommun Incorporated (aerospace
		components manufacturer); former CEO, Ducommun
		Incorporated

Robert J. Denison, 69	2005	Chair, First Security Management (private investment)

Mary Anne Dolan, 63	2010	Founder and President, MAD Ink (communications
		company)

R. Clark Hooper, 64	2010	Private investor; former President, Dumbarton Group
		LLC (securities industry consulting)

Koichi Itoh, 70	2005	Chairman of the Board, Itoh Building Co., Ltd.
		(building management)

Merit E. Janow, 52	2001	Professor, Columbia University, School of
Chairman of the Board		International and Public Affairs; former Member,
(Independent and		World Trade Organization Appellate Body
Non-Executive)

Leonade D. Jones, 63	2010	Retired; former Treasurer, The Washington Post
		Company

Gail L. Neale, 75	1987	President, The Lovejoy Consulting Group, Inc.
		(a pro bono consulting group advising nonprofit
		organizations)

Robert J. O’Neill, Ph.D., 74	1992	Member of the Board of Directors, The Lowy Institute
		for International Policy Studies, Sydney, Australia;
		Chairman, Academic Advisory Committee, United
		States Studies Centre, University of Sydney;
		Chairman of Directors, Forty Seven Friends Pty Ltd (a
		not-for-profit supporting a local art and craft center in
		Australia); former Planning Director and acting CEO,
		United States Studies Centre, University of Sydney;
		former Deputy Chairman of the Council and Chairman
		of the International Advisory Panel, Graduate School
		of Government, University of Sydney

Stefanie Powers, 68	1989–1996	Actor, producer, author, entrepreneur; Co-founder and
	1997	President of The William Holden Wildlife Foundation; conservation consultant to Land Rover and Jaguar North America; founder of The Jaguar Conservation Trust

Christopher E. Stone, 54	2009	Daniel and Florence Guggenheim Professor of the
		Practice of Criminal Justice, John F. Kennedy School
		of Government, Harvard University

Steadman Upham, Ph.D., 61	2001	President and Professor of Anthropology,
		The University of Tulsa

“Independent” trustees1
	Number of
	portfolios
	in fund
	complex3
	overseen by
Name and age	trustee	Other directorships4 held by trustee

Joseph C. Berenato, 64	6	None

Robert J. Denison, 69	7	None

Mary Anne Dolan, 63	9	None

R. Clark Hooper, 64	46	JPMorgan Value Opportunities Fund, Inc.;
		The Swiss Helvetia Fund, Inc.

Koichi Itoh, 70	6	None

Merit E. Janow, 52	43	The NASDAQ Stock Market LLC;
Chairman of the Board		Trimble Navigation Limited
(Independent and
Non-Executive)

Leonade D. Jones, 63	9	None

Gail L. Neale, 75	5	None

Robert J. O’Neill, Ph.D., 74	3	None

Stefanie Powers, 68	3	None

Christopher E. Stone, 54	6	None

Steadman Upham, Ph.D., 61	43	None

H. Frederick Christie, a trustee since 1987, Donald E. Petersen, a trustee since 1992 and Charles Wolf, Jr., a trustee since 1987, each retired from the board in December 2010. The trustees thank Messrs. Christie, Petersen and Wolf for their dedication and service to the fund.

“Interested” trustees5
	Year first
	elected a
	trustee or	Principal occupation(s) during past five years and
Name, age and	officer of	positions held with affiliated entities or the
position with fund	the fund2	principal underwriter of the fund

James B. Lovelace,6 54	1992	Senior Vice President — Capital Research Global
Vice Chairman of the Board		Investors, Capital Research and Management
		Company; Director, The Capital Group Companies,
		Inc.7

Joyce E. Gordon, 54	1996	Senior Vice President — Capital Research Global
President		Investors, Capital Research and Management
		Company; Director, The Capital Group Companies,
		Inc.7

“Interested” trustees5
	Number of
	portfolios
	in fund
	complex3
Name, age and	overseen by
position with fund	trustee	Other directorships4 held by trustee

James B. Lovelace,6 54	12	None
Vice Chairman of the Board

Joyce E. Gordon, 54	2	None
President

See page 36 for footnotes.

Founding chairman emeritus
Jon B. Lovelace,6 83	Chairman Emeritus, Capital Research and Management Company

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at 800/421-0180 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

Other officers
	Year first
	elected	Principal occupation(s) during past five years
Name, age and	an officer	and positions held with affiliated entities or the
position with fund	of the fund2	principal underwriter of the fund

Mark R. Macdonald, 51	2001	Senior Vice President — Fixed Income, Capital
Executive Vice President		Research and Management Company; Director,
		Capital Research and Management Company

David A. Hoag, 45	2006	Senior Vice President — Fixed Income, Capital
Senior Vice President		Research and Management Company; Vice
		President, Capital Guardian Trust Company7

David M. Riley, 43	2006	Senior Vice President — Capital Research Global
Senior Vice President		Investors, Capital Research and Management
		Company

Michael J. Thawley, 60	2007	Senior Vice President, Capital Research and
Senior Vice President		Management Company; Senior Vice President,
		Capital Strategy Research, Inc.;7 former Australian
		Ambassador to the United States

Bradley J. Vogt, 45	2010	Chairman, Capital Research Company;7 Senior Vice
Senior Vice President		President — Capital Research Global Investors,
		Capital Research Company;7 Director, American
		Funds Distributors, Inc.;7 Director, The Capital Group
		Companies, Inc.7

Paul Flynn, 44	2010	Senior Vice President — Capital Research Global
Vice President		Investors, Capital Research Company7

M. Taylor Hinshaw, 37	2010	Vice President — Capital Research Global Investors,
Vice President		Capital Research Company7

Donald H. Rolfe, 38	2008	Vice President and Associate Counsel — Fund
Vice President		Business Management Group, Capital Research and
		Management Company

Kristian Stromsoe, 38	2010	Senior Vice President — Capital Research Global
Vice President		Investors, Capital Research Company7

Vincent P. Corti, 54	1987	Vice President — Fund Business Management
Secretary		Group, Capital Research and Management Company

Neal F. Wellons, 39	2008	Vice President — Fund Business Management
Treasurer		Group, Capital Research and Management Company

Tanya Schneider, 38	2008	Assistant Vice President — Fund Business
Assistant Secretary		Management Group, Capital Research and
		Management Company

Dori Laskin, 59	2010	Vice President — Fund Business Management
Assistant Treasurer		Group, Capital Research and Management Company

Jeffrey P. Regal, 39	2001	Vice President — Fund Business Management
Assistant Treasurer		Group, Capital Research and Management Company

1The term “independent” trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
2Trustees and officers of the fund serve until their resignation, removal or retirement.

3Capital Research and Management Company manages the American Funds, consisting of 32 funds. Capital Research and Management Company also manages American Funds Insurance Series,® which is composed of 16 funds and serves as the underlying investment vehicle for certain variable insurance contracts; American Funds Target Date Retirement Series,® Inc., which is composed of 10 funds and is available through tax-deferred retirement plans and IRAs; and Endowments,SM which is available to certain nonprofit organizations.

4This includes all directorships (other than those in the American Funds or other funds managed by Capital Research and Management Company) that are held by each trustee as a director of a public company or a registered investment company.

5“Interested persons” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).

6James B. Lovelace is the son of Jon B. Lovelace.
7Company affiliated with Capital Research and Management Company.

Offices of the fund and of the investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Transfer agent for shareholder accounts
American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel
O’Melveny & Myers LLP
400 South Hope Street
Los Angeles, CA 90071-2899

Independent registered public accounting firm
PricewaterhouseCoopers LLP
350 South Grand Avenue
Los Angeles, CA 90071-2889

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-0180 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete October 31, 2010, portfolio of Capital Income Builder’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

Capital Income Builder files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at 800/SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of Capital Income Builder, but it also may be used as sales literature when preceded or accompanied by the current summary prospectus or prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2010, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

What makes American Funds different?

For nearly 80 years, we have followed a consistent philosophy to benefit our investors. Our 32 carefully conceived, broadly diversified funds, in addition to the target date retirement series, offer opportunities that have attracted over 50 million shareholder accounts.

Our unique combination of strengths includes these five factors:

•A long-term, value-oriented approach
We seek to buy securities at reasonable prices relative to their prospects and hold them for the long term.

•An extensive global research effort
Our investment professionals travel the world to find the best investment opportunities and gain a comprehensive understanding of companies and markets.

•The multiple portfolio counselor system
Our unique approach to portfolio management, developed more than 50 years ago, blends teamwork with individual accountability and has provided American Funds with a sustainable method of achieving fund objectives.

•Experienced investment professionals
American Funds portfolio counselors have an average of 26 years of investment experience, providing a depth of knowledge and broad perspective that few organizations have.

•A commitment to low management fees
The American Funds provide exceptional value for shareholders, with management fees that are among the lowest in the mutual fund industry.

American Funds span a range of investment objectives

•Growth funds
Emphasis on long-term growth through stocks
AMCAP Fund®
EuroPacific Growth Fund®
The Growth Fund of America®
The New Economy Fund®
New Perspective Fund®
New World Fund®
SMALLCAP World Fund®

•Growth-and-income funds
Emphasis on long-term growth and dividends through stocks
American Mutual Fund®
Capital World Growth and Income FundSM
Fundamental InvestorsSM
International Growth and Income FundSM
The Investment Company of America®
Washington Mutual Investors FundSM

•Equity-income funds
Emphasis on above-average income and growth through stocks and/or bonds
>Capital Income Builder®
The Income Fund of America®

•Balanced fund
Emphasis on long-term growth and current income through stocks and bonds
American Balanced Fund®

•Bond funds
Emphasis on current income through bonds
American Funds Mortgage FundSM
American High-Income TrustSM
The Bond Fund of AmericaSM
Capital World Bond Fund®
Intermediate Bond Fund of America®
Short-Term Bond Fund of AmericaSM
U.S. Government Securities FundSM

•Tax-exempt bond funds
Emphasis on tax-exempt current income through municipal bonds
American Funds Short-Term Tax-Exempt Bond FundSM
American High-Income Municipal Bond Fund®
Limited Term Tax-Exempt Bond Fund of AmericaSM
The Tax-Exempt Bond Fund of America®
State-specific tax-exempt funds
American Funds Tax-Exempt Fund of New YorkSM
The Tax-Exempt Fund of California®
The Tax-Exempt Fund of Maryland®
The Tax-Exempt Fund of Virginia®

•Money market fund
American Funds Money Market Fund®

•American Funds Target Date Retirement Series®

The Capital Group Companies

American Funds   Capital Research and Management   Capital International   Capital Guardian   Capital Bank and Trust

Lit. No. MFGEAR-912-1210P

Litho in USA BAG/Q/8054-S26194

Printed on paper containing 10% post-consumer waste

Printed with inks containing soy and/or vegetable oil

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer.  The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics.  Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Joseph C. Berenato, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members.  There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such.  Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2009	$125,000
2010	$108,000

b) Audit-Related Fees:
2009	None
2010	None

c) Tax Fees:
2009	$8,000
2010	$8,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
2009	None
2010	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):

a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2009	None
2010	None

c) Tax Fees:
2009	$15,000
2010	$23,000
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2009	$2,000
2010	$1,000
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee.  The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services.  Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $25,000 for fiscal year 2009 and $32,000 for fiscal year 2010. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

Capital Income Builder®
Investment portfolio

October 31, 2010

Common stocks — 69.47%	Shares	Value (000)

CONSUMER STAPLES — 11.83%
Philip Morris International Inc.	38,275,800	$2,239,134
Altria Group, Inc.	61,283,100	1,557,817
Kraft Foods Inc., Class A	32,442,000	1,046,903
PepsiCo, Inc.	12,025,600	785,272
Nestlé SA	12,165,000	666,321
Foster’s Group Ltd.	87,363,000	499,766
Diageo PLC	26,875,000	496,088
Lorillard, Inc.	4,701,000	401,183
Wesfarmers Ltd.	11,176,382	362,811
Coca-Cola Co.	5,800,800	355,705
Kimberly-Clark Corp.	3,930,000	248,926
Reynolds American Inc.	3,480,000	225,852
Kellogg Co.	3,543,400	178,091
Sara Lee Corp.	6,950,911	99,607
H.J. Heinz Co.	2,000,000	98,220
ConAgra Foods, Inc.	3,000,000	67,470
Koninklijke Ahold NV	2,975,000	41,116
Philip Morris CR as	37,100	19,908
		9,390,190

FINANCIALS — 10.15%
Banco Santander, SA	70,147,972	901,240
Banco Santander, SA1,2	832,679	10,698
Bank of China Ltd., Class H	757,917,000	453,699
BNP Paribas SA	5,719,471	418,317
HSBC Holdings PLC (Hong Kong)	27,809,012	288,988
HSBC Holdings PLC (United Kingdom)	9,731,535	101,216
Banco Santander (Brasil) SA, units	14,692,900	208,430
Banco Santander (Brasil) SA, units (ADR)	10,992,875	158,297
HCP, Inc.	9,280,500	334,191
JPMorgan Chase & Co.	8,504,000	320,005
China Construction Bank Corp., Class H	319,631,000	304,734
Banco Bradesco SA, preferred nominative	11,719,852	241,593
Westpac Banking Corp.	10,176,077	226,273
CapitaMall Trust, units	140,996,592	215,694
CapitaCommercial Trust3	183,387,300	211,116
Industrial and Commercial Bank of China Ltd., Class H	259,411,000	208,834
Bank of Nova Scotia	3,847,200	206,223
ProLogis, shares of beneficial interest	15,058,800	205,553
Admiral Group PLC	7,864,265	205,401
Chimera Investment Corp.3	47,242,400	193,694
Sampo Oyj, Class A	6,873,962	192,587
Royal Bank of Canada	3,484,511	185,825
Itaú Unibanco Holding SA, preferred nominative	7,483,630	182,656
Ascendas Real Estate Investment Trust3	114,668,000	182,505
Prudential PLC	17,297,231	174,751
Hudson City Bancorp, Inc.	14,365,000	167,352
Fidelity National Financial, Inc.3	12,279,900	164,428
Deutsche Börse AG	2,220,000	156,220
Hang Seng Bank Ltd.	8,436,600	123,427
Arthur J. Gallagher & Co.	4,310,589	121,386
Westfield Group	8,249,175	100,036
Société Générale	1,652,030	98,927
Canadian Imperial Bank of Commerce (CIBC)	1,000,000	76,704
Weingarten Realty Investors	3,134,750	75,641
Credit Suisse Group AG	1,722,000	71,134
Federal Realty Investment Trust	800,000	65,584
Frasers Centrepoint Trust3	47,864,000	55,841
Starwood Property Trust, Inc.3	2,675,000	54,062
Wells Fargo & Co.	1,970,000	51,378
Champion Real Estate Investment Trust	92,611,638	51,018
United Bankshares, Inc.	1,775,000	47,428
CapitaRetail China Trust3	40,550,000	39,475
Equity Residential, shares of beneficial interest	750,500	36,497
Cache Logistics Trust1,3	41,000,000	31,677
Unibail-Rodamco SE, non-registered shares1	150,000	31,253
Taubman Centers, Inc.	617,000	28,641
Tryg A/S	514,300	25,916
Eurobank Properties Real Estate Investment Co.	1,950,000	16,284
Colony Financial, Inc.3	750,000	14,220
Bank of New York Mellon Corp.	530,000	13,282
Fannie Mae1	10,000,000	3,830
Freddie Mac1	5,300,000	2,078
		8,056,239

TELECOMMUNICATION SERVICES — 9.91%
AT&T Inc.	68,254,230	1,945,246
América Móvil, SAB de CV, Series L (ADR)	19,359,000	1,108,496
CenturyLink, Inc.3	19,526,027	807,987
Singapore Telecommunications Ltd.	165,023,500	393,976
Belgacom SA	9,864,475	387,031
Verizon Communications Inc.	11,900,000	386,393
BCE Inc. (CAD denominated)	10,238,000	343,408
BCE Inc.	500,000	16,755
Koninklijke KPN NV	21,489,805	358,914
France Télécom SA	11,883,000	285,542
Vodafone Group PLC	92,200,000	250,931
Telekom Austria AG, non-registered shares	15,492,711	237,190
Türk Telekomünikasyon AS, Class D	46,737,000	218,313
Telefónica 02 Czech Republic, AS	8,040,000	176,960
OJSC Mobile TeleSystems (ADR)	6,978,250	151,079
KT Corp.	3,065,000	120,938
Advanced Info Service PCL	32,000,600	96,066
Bezeq — The Israel Telecommunication Corp. Ltd.	34,700,000	92,012
Partner Communications Co. Ltd.	4,031,400	81,282
Partner Communications Co. Ltd. (ADR)	169,200	3,440
Taiwan Mobile Co., Ltd.	33,484,516	74,467
DiGi.Com Bhd.	8,852,000	72,091
Philippine Long Distance Telephone Co.	1,053,250	65,565
StarHub Ltd	25,787,250	52,798
Magyar Telekom Telecommunications PLC	16,768,886	48,366
Telkom SA Ltd.	5,227,300	27,021
MTN Group Ltd.	1,495,800	26,905
China Mobile Ltd.	2,000,000	20,371
Telefónica, SA	392,000	10,584
		7,860,127

UTILITIES — 7.51%
GDF SUEZ	23,825,320	951,031
Scottish and Southern Energy PLC	45,330,500	837,485
Dominion Resources, Inc.	13,536,980	588,317
Hongkong Electric Holdings Ltd.	70,970,500	450,933
FirstEnergy Corp.	11,019,000	400,210
Exelon Corp.	9,125,000	372,483
Southern Co.	9,250,000	350,297
CEZ, a s	6,636,000	293,992
Public Service Enterprise Group Inc.	6,027,600	194,993
PPL Corp.	7,240,000	194,756
Progress Energy, Inc.	4,260,000	191,700
Ameren Corp.	4,816,420	139,580
SUEZ Environnement Co.	7,050,375	137,820
Xcel Energy Inc.	5,516,000	131,612
DTE Energy Co.	2,750,000	128,590
Cheung Kong Infrastructure Holdings Ltd.	30,374,000	126,962
NextEra Energy, Inc.	2,000,000	110,080
Electricity Generating PCL	24,341,428	77,945
RWE AG	1,020,000	73,111
Entergy Corp.	752,500	56,084
Consolidated Edison, Inc.	900,000	44,748
NiSource Inc.	2,289,307	39,628
National Grid PLC	3,685,712	34,844
Pinnacle West Capital Corp.	738,200	30,384
		5,957,585

ENERGY — 5.85%
Royal Dutch Shell PLC, Class B	22,454,846	719,071
Royal Dutch Shell PLC, Class A (ADR)	4,683,000	304,067
Royal Dutch Shell PLC, Class B (ADR)	3,306,228	212,656
ConocoPhillips	16,632,000	987,941
Eni SpA	28,930,000	651,887
Sasol Ltd.	7,425,170	334,329
TOTAL SA	4,444,000	241,499
TOTAL SA (ADR)	600,000	32,688
Woodside Petroleum Ltd.	5,736,250	244,424
Enbridge Inc.	3,552,421	196,482
Husky Energy Inc.	7,850,000	194,884
Chevron Corp.	1,825,000	150,763
BP PLC	20,810,000	141,983
OAO LUKOIL (ADR)	1,596,000	89,057
Statoil ASA	3,500,532	76,447
Spectra Energy Corp	2,783,220	66,157
		4,644,335

HEALTH CARE — 5.71%
Merck & Co., Inc.	33,940,714	1,231,369
Novartis AG	19,601,000	1,136,362
Johnson & Johnson	6,800,000	432,956
Pfizer Inc	20,109,000	349,897
Bayer AG	4,483,992	334,633
Abbott Laboratories	5,520,000	283,286
Bristol-Myers Squibb Co.	8,000,000	215,200
Sonic Healthcare Ltd.	15,361,270	163,863
Roche Holding AG	995,000	146,108
Orion Oyj, Class B	4,543,634	96,565
Eli Lilly and Co.	1,800,000	63,360
GlaxoSmithKline PLC	2,992,000	58,537
Oriola-KD Oyj, Class B	4,205,677	22,302
		4,534,438

INFORMATION TECHNOLOGY — 5.38%
Delta Electronics, Inc.	108,518,233	448,298
MediaTek Inc.	31,005,774	389,831
Nintendo Co., Ltd.	1,473,600	381,814
HTC Corp.	15,962,273	360,202
Quanta Computer Inc.	181,055,240	332,293
Acer Inc.	76,496,864	222,085
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	10,455,599	114,071
Taiwan Semiconductor Manufacturing Co. Ltd.	42,635,496	87,439
Intel Corp.	9,957,200	199,841
Cielo SA, ordinary nominative	23,225,000	199,836
Wistron Corp.	97,041,707	199,335
Redecard SA, ordinary nominative	14,066,100	182,000
Maxim Integrated Products, Inc.	8,290,700	179,577
Canon, Inc.	3,246,800	150,094
Nokia Corp.	11,800,000	127,444
Analog Devices, Inc.	3,500,000	117,845
Paychex, Inc.	4,000,000	110,800
Playtech Ltd.	10,034,254	71,991
Xilinx, Inc.	2,589,100	69,414
Kingboard Laminates Holdings Ltd.	68,864,500	66,366
Neopost SA	672,000	55,827
Automatic Data Processing, Inc.	1,000,000	44,420
Siliconware Precision Industries Co., Ltd.	40,070,300	43,837
Microsoft Corp.	1,615,000	43,024
Halma PLC	5,829,844	30,518
Spectris PLC	1,514,765	27,403
Oakton Ltd.	4,617,960	14,068
		4,269,673

INDUSTRIALS — 3.61%
MAp Group3	93,268,737	278,652
Lockheed Martin Corp.	3,853,500	274,716
Singapore Technologies Engineering Ltd.	91,974,000	235,211
Leighton Holdings Ltd.	5,728,928	205,952
FirstGroup PLC3	31,300,000	204,576
Waste Management, Inc.	5,100,700	182,197
Hays PLC3	89,115,828	157,788
Hopewell Highway Infrastructure Ltd.	126,218,430	94,282
United Technologies Corp.	1,242,000	92,864
Singapore Post Private Ltd.3	99,750,000	90,941
Norfolk Southern Corp.	1,377,000	84,672
SMRT Corp. Ltd.	51,160,000	81,031
Uponor Oyj	3,654,768	65,517
Société BIC SA	690,000	61,222
Securitas AB, Class B	5,585,000	61,079
Robert Half International Inc.	2,235,000	60,591
Geberit AG	295,000	56,509
AB SKF, Class B	2,168,000	55,988
BAE Systems PLC	10,000,000	55,233
Go-Ahead Group PLC3	2,465,000	53,875
Transport International Holdings Ltd.	15,167,900	49,117
Emerson Electric Co.	840,000	46,116
Schneider Electric SA	292,159	41,476
BELIMO Holding AG	23,500	40,550
Steelcase Inc., Class A	4,440,000	37,340
Seco Tools AB, Class B1	2,365,423	34,810
IMI PLC	2,705,000	34,220
Österreichische Post AG	1,050,000	31,778
SIA Engineering Co. Ltd.	8,617,000	28,894
Spirax-Sarco Engineering PLC	958,991	27,798
Jiangsu Expressway Co. Ltd., Class H	20,650,000	25,042
Watsco, Inc.	285,000	15,951
Pitney Bowes Inc.	47,700	1,047
		2,867,035

CONSUMER DISCRETIONARY — 3.03%
McDonald’s Corp.	6,528,000	507,683
OPAP SA3	16,421,040	309,683
Home Depot, Inc.	7,586,000	234,256
Esprit Holdings Ltd.	34,404,104	185,308
TUI Travel PLC	37,056,276	125,345
Johnson Controls, Inc.	3,100,000	108,872
William Hill PLC3	39,536,488	101,806
British Sky Broadcasting Group PLC	8,674,000	98,195
Greene King PLC3	13,758,299	92,195
Genuine Parts Co.	1,540,000	73,704
Kingfisher PLC	18,845,000	71,807
Daimler AG1	935,400	61,749
Marks and Spencer Group PLC	7,660,000	52,459
Ekornes ASA3	1,980,425	51,399
Leggett & Platt, Inc.	2,490,000	50,746
Intercontinental Hotels Group PLC	2,412,352	46,656
Stella International Holdings Ltd.	21,090,000	44,350
Kesa Electricals PLC	13,430,200	34,109
Bijou Brigitte modische Accessoires AG	198,795	32,070
Myer Holdings Ltd.	7,500,000	28,211
Halfords Group PLC	4,070,000	27,619
Headlam Group PLC	3,808,547	19,528
TAKKT AG	1,101,863	14,860
Fairfax Media Ltd.	10,000,000	14,203
Aristocrat Leisure Ltd.	3,791,027	13,034
Golden Eagle Retail Group Ltd.	1,827,000	4,856
		2,404,703

MATERIALS — 2.37%
E.I. du Pont de Nemours and Co.	7,500,000	354,600
China Steel Corp.	340,533,604	345,299
Koninklijke DSM NV	5,790,000	309,609
CRH PLC	10,850,655	185,829
RPM International, Inc.3	8,340,000	172,721
Akzo Nobel NV	2,764,835	164,160
Fletcher Building Ltd.	21,176,596	132,542
OneSteel Ltd.	26,156,619	69,178
Israel Chemicals Ltd.	4,251,058	65,014
voestalpine AG	1,083,000	42,936
Rautaruukki Oyj	1,431,029	28,422
Symrise AG	385,000	11,695
		1,882,005

MISCELLANEOUS — 4.12%
Other common stocks in initial period of acquisition		3,269,306

Total common stocks (cost: $50,191,719,000)		55,135,636

		Value
Preferred stocks — 0.67%	Shares	(000)

FINANCIALS — 0.62%
JPMorgan Chase & Co., Series I, 7.90%4	143,815,000	$153,826
Wells Fargo & Co., Series K, 7.98%4	120,947,000	127,599
AXA SA, Series B, 6.379%4,5	35,500,000	33,725
Mizuho Capital Investment (USD) 2 Ltd. 14.95%4,5	25,000,000	32,154
PNC Preferred Funding Trust III 8.70%4,5	18,700,000	19,713
PNC Preferred Funding Trust I 6.517%4,5	8,600,000	6,689
QBE Capital Funding II LP 6.797%4,5	28,900,000	25,979
Public Storage, Inc., Series F, 6.45%	1,000,000	24,790
Barclays Bank PLC 7.434%4,5	16,185,000	16,590
Barclays Bank PLC 8.55%4,5	6,011,000	6,139
BNP Paribas 7.195%4,5	15,900,000	16,178
SMFG Preferred Capital USD 3 Ltd. 9.50%4,5	7,500,000	8,662
Catlin Insurance Ltd. 7.249%4,5	10,000,000	8,625
Société Générale 5.922%4,5	4,705,000	4,452
Fannie Mae, Series S, 8.25% noncumulative1	2,000,000	1,145
Fannie Mae, Series O, 0%1,4,5	874,555	700
Fannie Mae, Series P, 4.50% noncumulative1	1,600,000	688
Fannie Mae, Series L, 5.125%1	570,000	467
Fannie Mae, Series E, 5.10%1	608,441	433
HVB Funding Trust III 9.00% 20315	3,194,000	3,226
Freddie Mac, Series V, 5.57%1	3,485,635	1,961
Freddie Mac, Series Z, 8.375%1	748,540	421
Freddie Mac, Series W, 5.66%1	650,000	366
Freddie Mac, Series Y, 6.55%1	350,250	151
		494,679

UTILITIES — 0.03%
Alabama Power Co. 5.625%	800,000	20,050

U.S. GOVERNMENT AGENCY SECURITIES — 0.01%
US AgBank 6.11%4,5	13,000,000	8,158

MISCELLANEOUS — 0.01%
Other preferred stocks in initial period of acquisition		5,542

Total preferred stocks (cost: $748,229,000)		528,429

	Shares or
Convertible securities — 0.27%	principal amount

CONSUMER DISCRETIONARY — 0.05%
Ford Motor Co. Capital Trust II 6.50% convertible preferred 2032	473,600	23,538
Johnson Controls, Inc. 11.50% convertible preferred 2012, units2	88,000	15,014
		38,552

FINANCIALS — 0.01%
Old Republic International Corp. 8.00% convertible notes 2012	$6,350,000	8,041
Washington Mutual, Inc., Series R, 7.75% noncumulative convertible preferred1	76,628	3,218
Fannie Mae 5.375% convertible preferred 20321	240	240
Fannie Mae, Series 2008-1, 8.75% noncumulative convertible preferred1	1,352,000	811
		12,310

MISCELLANEOUS — 0.21%
Other convertible securities in initial period of acquisition		166,172

Total convertible securities (cost: $346,062,000)		217,034

	Principal amount	Value
Bonds & notes — 23.89%	(000)	(000)

MORTGAGE-BACKED OBLIGATIONS6 — 6.81%
Fannie Mae 4.89% 2012	$25,000	$25,684
Fannie Mae, Series 2002-T11, Class B, 5.341% 2012	30,000	31,982
Fannie Mae 5.00% 2017	80	86
Fannie Mae, Series 2002-15, Class PG, 6.00% 2017	5,590	6,089
Fannie Mae 5.00% 2018	13,918	14,930
Fannie Mae 5.00% 2018	942	1,013
Fannie Mae 4.00% 2019	23,184	24,540
Fannie Mae 4.50% 2019	12,174	13,002
Fannie Mae 4.50% 2019	11,066	11,819
Fannie Mae 5.50% 2019	1,743	1,893
Fannie Mae 4.50% 2020	5,278	5,637
Fannie Mae 5.50% 2020	4,300	4,692
Fannie Mae, Series 2006-78, Class CG, 4.50% 2021	15,000	16,333
Fannie Mae 6.00% 2021	4,230	4,605
Fannie Mae, Series 2003-48, Class TJ, 4.50% 2022	21,403	22,389
Fannie Mae 5.00% 2023	7,400	7,937
Fannie Mae 4.00% 2024	81,925	85,899
Fannie Mae 4.00% 2024	64,901	68,062
Fannie Mae 4.00% 2024	40,844	42,825
Fannie Mae 4.00% 2024	40,143	42,090
Fannie Mae 4.00% 2024	39,231	41,133
Fannie Mae 4.00% 2024	33,500	35,125
Fannie Mae 4.00% 2024	25,112	26,330
Fannie Mae 4.50% 2024	55,690	58,938
Fannie Mae 4.50% 2024	39,594	41,860
Fannie Mae 4.50% 2024	21,746	23,014
Fannie Mae 4.50% 2024	16,588	17,556
Fannie Mae 4.50% 2024	13,434	14,218
Fannie Mae 6.00% 2024	19,990	21,934
Fannie Mae 6.00% 2024	108	117
Fannie Mae 3.00% 2025	205,250	207,848
Fannie Mae 3.50% 2025	190,850	197,560
Fannie Mae 3.50% 2025	27,788	28,799
Fannie Mae 3.50% 2025	22,212	23,019
Fannie Mae 4.00% 2025	250,366	262,979
Fannie Mae 4.00% 2025	21,514	22,598
Fannie Mae 6.00% 2026	49,274	54,065
Fannie Mae 6.00% 2026	5,548	6,053
Fannie Mae 6.00% 2027	98,963	107,967
Fannie Mae 6.00% 2028	3,393	3,702
Fannie Mae 6.00% 2028	2,959	3,222
Fannie Mae 6.00% 2028	2,024	2,208
Fannie Mae 6.00% 2028	1,905	2,079
Fannie Mae 5.50% 2029	51,283	55,310
Fannie Mae, Series 2001-25, Class ZA, 6.50% 2031	1,934	2,146
Fannie Mae, Series 2005-68, Class PG, 5.50% 2035	10,606	11,810
Fannie Mae 6.50% 2035	11,744	13,211
Fannie Mae, Series 2006-32, Class OA, principal only, 0% 2036	10,190	9,040
Fannie Mae, Series 2006-51, Class PO, principal only, 0% 2036	7,053	6,166
Fannie Mae, Series 2006-56, Class OG, principal only, 0% 2036	1,641	1,457
Fannie Mae, Series 2006-96, Class OP, principal only, 0% 2036	1,478	1,318
Fannie Mae, Series 2006-65, Class PF, 0.536% 20364	10,050	10,014
Fannie Mae, Series 2006-101, Class PC, 5.50% 2036	17,599	19,275
Fannie Mae, Series 2006-106, Class HG, 6.00% 2036	50,434	56,100
Fannie Mae, Series 2006-43, Class PX, 6.00% 2036	43,906	48,570
Fannie Mae 6.00% 2036	38,264	41,928
Fannie Mae, Series 2006-49, Class PA, 6.00% 2036	33,158	36,779
Fannie Mae, Series 2006-114, Class PD, 6.00% 2036	29,896	33,336
Fannie Mae 6.00% 2036	28,453	31,177
Fannie Mae 6.00% 2036	18,992	20,739
Fannie Mae 6.00% 2036	17,289	18,944
Fannie Mae 6.00% 2036	8,946	9,802
Fannie Mae 7.00% 2036	994	1,108
Fannie Mae 7.50% 2036	874	973
Fannie Mae, Series 2007-37, Class AP, 5.25% 2037	60,922	67,147
Fannie Mae, Series 2007-40, Class PT, 5.50% 2037	46,023	50,834
Fannie Mae 5.50% 2037	16,526	17,759
Fannie Mae, Series 2007-33, Class HE, 5.50% 2037	13,483	14,668
Fannie Mae 6.00% 2037	20,794	22,590
Fannie Mae 6.00% 2037	12,451	13,631
Fannie Mae 6.00% 2037	8,317	9,045
Fannie Mae 6.00% 2037	8,266	8,990
Fannie Mae, Series 2007-24, Class P, 6.00% 2037	6,612	7,223
Fannie Mae 6.50% 2037	19,481	21,488
Fannie Mae 6.50% 2037	11,153	12,295
Fannie Mae 6.50% 2037	2,087	2,302
Fannie Mae 6.50% 2037	1,704	1,877
Fannie Mae 6.50% 2037	772	851
Fannie Mae 7.00% 2037	27,202	30,400
Fannie Mae 7.00% 2037	968	1,079
Fannie Mae 7.00% 2037	192	214
Fannie Mae 7.50% 2037	4,240	4,718
Fannie Mae 7.50% 2037	3,058	3,440
Fannie Mae 7.50% 2037	1,256	1,397
Fannie Mae 7.50% 2037	957	1,065
Fannie Mae 7.50% 2037	884	982
Fannie Mae 7.50% 2037	273	303
Fannie Mae 7.50% 2037	214	239
Fannie Mae 5.00% 2038	33,589	35,671
Fannie Mae 5.131% 20384	11,551	12,322
Fannie Mae 5.388% 20384	14,119	14,860
Fannie Mae 5.50% 2038	26,981	28,990
Fannie Mae 5.50% 2038	25,337	27,224
Fannie Mae 5.50% 2038	23,248	25,144
Fannie Mae 5.50% 2038	18,975	20,523
Fannie Mae 5.50% 2038	15,048	16,276
Fannie Mae 5.50% 2038	11,693	12,588
Fannie Mae 5.50% 2038	9,973	10,786
Fannie Mae 5.50% 2038	8,382	9,007
Fannie Mae 5.50% 2038	4,434	4,796
Fannie Mae 5.526% 20384	1,630	1,742
Fannie Mae 6.00% 2038	159,062	172,994
Fannie Mae 6.00% 2038	49,709	53,971
Fannie Mae 6.00% 2038	24,276	26,402
Fannie Mae 6.00% 2038	21,813	23,724
Fannie Mae 6.00% 2038	17,778	19,335
Fannie Mae 6.00% 2038	11,585	12,600
Fannie Mae 6.00% 2038	8,007	8,708
Fannie Mae 6.50% 2038	25,896	28,596
Fannie Mae 7.00% 2038	715	797
Fannie Mae 3.58% 20394	13,117	13,747
Fannie Mae 3.589% 20394	17,947	18,801
Fannie Mae 3.595% 20394	15,297	15,980
Fannie Mae 3.63% 20394	17,052	17,792
Fannie Mae 3.659% 20394	4,976	5,196
Fannie Mae 3.741% 20394	7,331	7,716
Fannie Mae 3.82% 20394	12,470	13,135
Fannie Mae 3.826% 20394	7,748	8,159
Fannie Mae 3.836% 20394	16,279	16,981
Fannie Mae 3.887% 20394	8,329	8,737
Fannie Mae 3.906% 20394	4,035	4,222
Fannie Mae 3.939% 20394	2,370	2,505
Fannie Mae 3.957% 20394	8,195	8,586
Fannie Mae 5.50% 2039	14,172	15,226
Fannie Mae 6.00% 2039	50,117	54,446
Fannie Mae 6.00% 2039	42,236	45,857
Fannie Mae 6.00% 2039	13,009	14,148
Fannie Mae 4.50% 2040	4,445	4,672
Fannie Mae, Series 2001-50, Class BA, 7.00% 2041	280	314
Fannie Mae, Series 2002-W3, Class A-5, 7.50% 2041	226	269
Fannie Mae 7.00% 2047	1,987	2,174
Freddie Mac 4.50% 2018	2,650	2,827
Freddie Mac, Series 2890, Class KT, 4.50% 2019	2,500	2,771
Freddie Mac 5.50% 2019	5,581	6,083
Freddie Mac, Series 2642, Class BL, 3.50% 2023	5,807	6,036
Freddie Mac, Series 2626, Class NG, 3.50% 2023	3,495	3,612
Freddie Mac 5.50% 2023	11,264	12,193
Freddie Mac 6.00% 2023	6,192	6,724
Freddie Mac, Series 1617, Class PM, 6.50% 2023	2,456	2,734
Freddie Mac 4.50% 2024	22,475	23,754
Freddie Mac, Series 3135, Class OP, principal only, 0% 2026	3,778	3,517
Freddie Mac 6.00% 2026	14,637	15,939
Freddie Mac 6.00% 2026	12,847	13,990
Freddie Mac 5.50% 2027	25,955	28,038
Freddie Mac 6.00% 2027	10,874	11,841
Freddie Mac 6.50% 2027	14,358	15,909
Freddie Mac, Series 2153, Class GG, 6.00% 2029	4,552	5,036
Freddie Mac, Series 2122, Class QM, 6.25% 2029	8,675	9,505
Freddie Mac 6.50% 2032	2,216	2,488
Freddie Mac 7.50% 2032	964	1,106
Freddie Mac, Series 3061, Class PN, 5.50% 2035	16,584	18,339
Freddie Mac, Series 3136, Class OP, principal only, 0% 2036	17,124	14,657
Freddie Mac, Series 3155, Class FO, principal only, 0% 2036	10,528	9,785
Freddie Mac, Series 3147, Class OD, principal only, 0% 2036	4,195	3,791
Freddie Mac, Series 3149, Class MO, principal only, 0% 2036	4,261	3,734
Freddie Mac, Series 3149, Class AO, principal only, 0% 2036	3,734	3,359
Freddie Mac, Series 3117, Class OG, principal only, 0% 2036	2,348	2,085
Freddie Mac, Series 3156, Class NG, 6.00% 2036	39,951	44,466
Freddie Mac, Series 3286, Class JN, 5.50% 2037	28,727	30,914
Freddie Mac 5.716% 20374	9,915	10,469
Freddie Mac, Series 3271, Class OA, 6.00% 2037	26,464	29,799
Freddie Mac 6.00% 2037	3,025	3,283
Freddie Mac 5.00% 2038	20,159	21,581
Freddie Mac 5.00% 2038	12,045	12,895
Freddie Mac 5.00% 2038	11,942	12,784
Freddie Mac 5.00% 2038	5,646	6,044
Freddie Mac 5.00% 2038	2,972	3,181
Freddie Mac 5.00% 2038	2,339	2,504
Freddie Mac 5.00% 2038	2,012	2,168
Freddie Mac 5.00% 2038	55	59
Freddie Mac 5.061% 20384	7,813	8,362
Freddie Mac 5.50% 2038	49,759	53,433
Freddie Mac 5.506% 20384	7,596	7,967
Freddie Mac 5.90% 20384	12,399	13,271
Freddie Mac 3.565% 20394	4,600	4,795
Freddie Mac 5.00% 2039	74,428	78,991
Freddie Mac 6.00% 2040	14,013	15,207
Freddie Mac 6.50% 2047	4,185	4,542
Government National Mortgage Assn., Series 2005-7, Class AO, principal only, 0% 2035	7,474	6,651
Government National Mortgage Assn., Series 2007-8, Class LO, principal only, 0% 2037	8,778	7,903
Government National Mortgage Assn. 4.50% 2037	15,394	16,376
Government National Mortgage Assn. 4.00% 2038	5,741	5,980
Government National Mortgage Assn. 4.50% 2038	1,733	1,842
Government National Mortgage Assn. 4.00% 2040	125,540	130,012
Government National Mortgage Assn. 4.00% 2040	30,000	31,254
Government National Mortgage Assn. 4.00% 2040	7,356	7,663
Government National Mortgage Assn. 4.00% 2040	5,888	6,133
Government National Mortgage Assn. 4.00% 2040	4,832	5,033
Government National Mortgage Assn. 4.00% 2040	4,480	4,667
Government National Mortgage Assn. 4.00% 2040	2,966	3,089
Government National Mortgage Assn. 4.00% 2040	2,551	2,657
Government National Mortgage Assn. 4.00% 2040	2,540	2,646
Government National Mortgage Assn. 4.00% 2040	2,422	2,522
Government National Mortgage Assn. 4.00% 2040	1,295	1,349
Government National Mortgage Assn. 4.00% 2040	1,286	1,339
Government National Mortgage Assn. 4.00% 2040	1,170	1,218
Government National Mortgage Assn. 4.50% 2040	38,935	41,368
Government National Mortgage Assn. 4.50% 2040	19,644	20,914
Government National Mortgage Assn. 4.50% 2040	17,096	18,202
Government National Mortgage Assn. 4.50% 2040	4,967	5,277
Government National Mortgage Assn. 4.50% 2040	4,136	4,403
Government National Mortgage Assn. 5.00% 2040	8,176	8,805
Government National Mortgage Assn. 5.00% 2040	6,275	6,757
Government National Mortgage Assn. 5.00% 2040	1,278	1,376
Government National Mortgage Assn. 5.00% 2040	964	1,039
Government National Mortgage Assn. 5.816% 2058	12,797	14,108
Government National Mortgage Assn., Series 2003, 6.116% 2058	1,519	1,687
Government National Mortgage Assn. 6.172% 2058	1,634	1,789
Government National Mortgage Assn. 6.205% 2058	5,436	6,027
Government National Mortgage Assn. 6.22% 2058	3,141	3,444
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2001-CIBC1, Class A-3, 6.26% 2033	1,458	1,462
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2001-C1, Class F, 6.855% 20354,5	5,050	5,144
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2004-CIBC10, Class A-3, 4.184% 2037	4,519	4,518
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2004-CBX, Class A-5, 4.654% 2037	3,330	3,415
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-CB12, Class A-4, 4.895% 2037	5,000	5,422
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-CIBC12, Class A-M, 4.948% 20374	5,000	5,057
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2003-ML1, Class A-1, 3.972% 2039	4,949	5,096
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2004-PNC1, Class A-2, 4.555% 2041	8,376	8,417
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP3, Class A-4B, 4.996% 20424	14,840	14,948
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-CIBC13, Class A-4, 5.281% 20434	7,200	7,739
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-CIBC13, Class A-M, 5.322% 20434	16,830	15,586
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CIBC14, Class A-4, 5.481% 20444	15,000	16,229
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP7, Class A-4, 5.872% 20454	60,508	66,787
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP1, Class A-2, 4.625% 2046	15,262	15,660
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2007-LDPX, Class A-2, 5.434% (undated)	21,630	22,715
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2007-CB19, Class A-4, 5.742% 20494	9,597	10,231
CS First Boston Mortgage Securities Corp., Series 2002-30, Class I-A-1, 7.50% 2032	587	591
CS First Boston Mortgage Securities Corp., Series 2002-34, Class I-A-1, 7.50% 2032	326	344
CS First Boston Mortgage Securities Corp., Series 2003-21, Class V-A-1, 6.50% 2033	427	444
CS First Boston Mortgage Securities Corp., Series 2001-CKN5, Class A-4, 5.435% 2034	1,892	1,933
CS First Boston Mortgage Securities Corp., Series 2001-CK3, Class A-4, 6.53% 2034	4,471	4,530
CS First Boston Mortgage Securities Corp., Series 2001-CK1, Class A-3, 6.38% 2035	4,841	4,838
CS First Boston Mortgage Securities Corp., Series 2002-CKP1, Class G, 7.165% 20354,5	1,435	1,437
CS First Boston Mortgage Securities Corp., Series 2002-CKS4, 4.485% 2036	1,339	1,340
CS First Boston Mortgage Securities Corp., Series 2001-CK6, Class A-3, 6.387% 2036	4,237	4,388
CS First Boston Mortgage Securities Corp., Series 2004-C5, Class A-2, 4.183% 2037	14,094	14,089
CS First Boston Mortgage Securities Corp., Series 2004-C5, Class A-3, 4.499% 2037	11,000	11,132
CS First Boston Mortgage Securities Corp., Series 2002-CKN2, Class A-3, 6.133% 2037	5,000	5,248
CS First Boston Mortgage Securities Corp., Series 2005-C5, Class A-3, 5.10% 20384	14,535	15,070
CS First Boston Mortgage Securities Corp., Series 2006-C5, Class A-3, 5.311% 2039	32,645	34,428
CS First Boston Mortgage Securities Corp., Series 2006-C1, Class A-AB, 5.547% 20394	18,000	19,481
CS First Boston Mortgage Securities Corp., Series 2007-C4, Class A-4, 5.805% 20394	25,290	26,300
CS First Boston Mortgage Securities Corp., Series 2005-C6, Class A-3, 5.23% 20404	37,500	39,800
Banc of America Commercial Mortgage Inc., Series 2001-PB1, Class A-2, 5.787% 2035	18,087	18,472
Banc of America Commercial Mortgage Inc., Series 2001-1, Class A-2, 6.503% 2036	6,129	6,187
Banc of America Commercial Mortgage Inc., Series 2005-1, Class A-3, 4.877% 2042	11,929	12,165
Banc of America Commercial Mortgage Inc., Series 2005-5, Class A-4, 5.115% 20454	3,500	3,842
Banc of America Commercial Mortgage Inc., Series 2005-5, Class A-3A, 5.12% 20454	21,700	22,346
Banc of America Commercial Mortgage Inc., Series 2006-2, Class A-3, 5.712% 20454	4,955	5,342
Banc of America Commercial Mortgage Inc., Series 2006-4, Class A-4, 5.634% 2046	5,000	5,407
Banc of America Commercial Mortgage Inc., Series 2007-3, Class A-4, 5.658% (undated)4	5,000	5,215
Greenwich Capital Commercial Funding Corp., Series 2003-C1, Class A-2, 3.285% 2035	145	146
Greenwich Capital Commercial Funding Corp., Series 2005-GG5, Class A-2, 5.117% 2037	4,228	4,362
Greenwich Capital Commercial Funding Corp., Series 2005-GG5, Class A-4-1, 5.243% 20374	38,142	40,418
Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A-4, 5.883% 20384	14,395	15,868
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A-4, 5.444% 2039	11,000	11,778
American Tower Trust I, Series 2007-1A, Class A-FX, 5.42% 20375	27,000	28,971
American Tower Trust I, Series 2007-1A, Class C, 5.615% 20375	10,000	10,504
American Tower Trust I, Series 2007-1A, Class D, 5.957% 20375	15,000	15,756
Wachovia Bank Commercial Mortgage Trust, Series 2002-C2, Class A-3, 4.44% 2034	2,285	2,334
Wachovia Bank Commercial Mortgage Trust, Series 2005-C22, Class A-2, 5.242% 2044	7,870	7,864
Wachovia Bank Commercial Mortgage Trust, Series 2005-C22, Class A-4, 5.269% 20444	30,000	33,073
Wachovia Bank Commercial Mortgage Trust, Series 2006-C23, Class A-PB, 5.446% 2045	10,842	11,079
Citigroup-Deutsche Bank Commercial Mortgage Trust, Series 2006-CD3, Class A-5, 5.617% 2048	47,426	51,226
Morgan Stanley Capital I Trust, Series 2005-HQ7, Class A-2, 5.206% 20424	24,000	24,919
Morgan Stanley Capital I Trust, Series 2005-IQ11, Class A-2, 5.693% 20424	4,912	4,976
Morgan Stanley Capital I Trust, Series 2006-IQ11, Class A-M, 5.765% 20424	20,105	20,265
GE Capital Commercial Mortgage Corp., Series 2001-1, Class A-2, 6.531% 2033	17,318	17,495
GE Capital Commercial Mortgage Corp., Series 2002-3, Class A-1, 4.229% 2037	2,394	2,429
GE Capital Commercial Mortgage Corp., Series 2002-3, Class A-2, 4.996% 2037	9,830	10,382
GE Capital Commercial Mortgage Corp., Series 2001-3, Class A-2, 6.07% 2038	13,250	13,742
American General Mortgage Loan Trust, Series 2006-1, Class A-5, 5.75% 20354,5	29,739	30,590
American General Mortgage Loan Trust, Series 2010-1A, Class A-1, 5.15% 20584,5	7,616	8,023
Thornburg Mortgage Securities Trust, Series 2006-5, Class A-1, 0.376% 20464	32,989	32,415
Bank of America 5.50% 20125	30,000	31,725
Northern Rock PLC 5.625% 20175	20,000	21,234
Northern Rock PLC 5.625% 2017	6,000	6,370
ML-CFC Commercial Mortgage Trust, Series 2006-4, Class A-3, 5.172% (undated)4	25,000	26,452
Bear Stearns Commercial Mortgage Securities Inc., Series 2002-PBW1, Class A-1, 3.97% 2035	962	973
Bear Stearns Commercial Mortgage Securities Inc., Series 2005-PWR9, Class A-AB, 4.804% 2042	22,957	24,025
Crown Castle Towers LLC, Series 2010-1, Class C, 4.523% 20355	8,000	8,510
Crown Castle Towers LLC, Series 2010-5, Class C, 4.174% 20375	15,000	15,303
GE Commercial Mortgage Corp., Series 2005-C2, Class A-2, 4.706% 2043	3,900	3,898
GE Commercial Mortgage Corp., Series 2005-C4, Class A-3A, 5.336% 20454	17,000	17,922
HBOS Treasury Services PLC 5.00% 20115	5,000	5,166
HBOS Treasury Services PLC 5.25% 20175	14,000	15,292
GMAC Commercial Mortgage Securities, Inc., Series 2001-C1, Class A-2, 6.465% 2034	18,407	18,569
GS Mortgage Securities Corp. II, Series 2001-ROCK, Class A-2FL, 0.616% 20184,5	7,891	7,888
GS Mortgage Securities Corp. II, Series 2001-ROCK, Class A-2, 6.624% 20185	9,864	10,057
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP8, Class A-4, 5.399% 2045	5,000	5,471
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP7, Class A-M, 5.872% 20454	12,192	12,158
PNC Mortgage Acceptance Corp., Series 2001-C1, Class A-2, 6.36% 2034	16,446	16,610
Banco Bilbao Vizcaya Argentaria, SA 5.75% 20175	15,000	16,480
COBALT CMBS Commercial Mortgage Trust, Series 2006-C1, Class A-2, 5.174% 2048	12,623	12,987
Bear Stearns Commercial Mortgage Securities Trust, Series 2006-PWR13, Class A-2, 5.426% 2041	5,290	5,362
Bear Stearns Commercial Mortgage Securities Trust, Series 2006-PWR13, Class A-4, 5.54% 2041	6,300	6,896
Merrill Lynch Mortgage Trust, Series 2005-MKB2, Class A-2, 4.806% 2042	4,909	4,906
Merrill Lynch Mortgage Trust, Series 2005-MCP1, Class A-2, 4.556% 2043	1,094	1,138
Merrill Lynch Mortgage Trust, Series 2005-MCP1, Class A-4, 4.747% 20434	5,065	5,466
Commercial Mortgage Trust, Series 2004-LNB2, Class A-3, 4.221% 2039	10,653	10,700
Morgan Stanley Dean Witter Capital I Trust, Series 2001-PGMA, Class A-2, 0.806% 20164,5	8,000	8,000
Morgan Stanley Dean Witter Capital I Trust, Series 2003-TOP9, Class A-1, 3.98% 2036	734	738
Washington Mutual Mortgage, WMALT Series 2005-1, Class 5-A-1, 6.00% 2035	7,824	7,833
LB-UBS Commercial Mortgage Trust, Series 2005-C3, Class A-3, 4.647% 2030	3,000	3,057
LB-UBS Commercial Mortgage Trust, Series 2005-C7, Class A-4, 5.197% 20304	2,500	2,746
GSR Mortgage Loan Trust, Series 2005-AR1, Class 2-A-1, 3.259% 20354	5,303	4,890
Cendant Mortgage Capital LLC, Series 2003-5P, Class A-3, 4.908% 20194,5	4,801	4,808
Countrywide Alternative Loan Trust, Series 2004-14T2, Class A-2, 5.50% 2034	4,347	4,295
Salomon Brothers Commercial Mortgage Trust, Series 2000-C3, Class A-2, 6.592% 2033	140	140
Salomon Brothers Commercial Mortgage Trust, Series 2001-C2, Class A-3, 6.499% 2036	3,945	4,081
Bear Stearns ARM Trust, Series 2004-1, Class I-2-A-5, 3.13% 20344	2,905	2,447
Bear Stearns ARM Trust, Series 2003-8, Class III-A, 4.964% 20344	1,915	1,770
First Union National Bank Commercial Mortgage Trust, Series 2002-C1, Class G, 7.199% 20344,5	2,000	1,845
CHL Mortgage Pass-Through Trust, Series 2004-HYB6, Class A-3, 3.107% 20344	2,169	1,842
Structured Asset Securities Corp., Series 1998-RF2, Class A, 8.111% 20274,5	1,002	1,018
Banc of America Mortgage Securities Inc., Series 2004-B, Class 1-A1, 2.924% 20344	243	236
		5,406,102

BONDS & NOTES OF U.S. GOVERNMENT & GOVERNMENT AGENCIES — 6.17%
U.S. Treasury 4.50% 2010	50,000	50,083
U.S. Treasury 1.125% 2011	30,000	30,288
U.S. Treasury 4.50% 2011	5,000	5,071
U.S. Treasury 4.625% 2011	25,000	25,909
U.S. Treasury 5.00% 2011	87,500	88,715
U.S. Treasury 5.125% 2011	100,000	103,260
U.S. Treasury 0.625% 2012	20,000	20,101
U.S. Treasury 4.00% 2012	9,250	9,947
U.S. Treasury 4.25% 2012	80,000	86,034
U.S. Treasury 4.875% 2012	75,000	80,739
U.S. Treasury 4.875% 2012	50,000	52,978
U.S. Treasury 1.50% 2013	20,000	20,591
U.S. Treasury 3.375% 2013	40,000	43,147
U.S. Treasury 3.875% 2013	75,000	81,070
U.S. Treasury 4.25% 2013	148,000	163,655
U.S. Treasury 1.875% 2014	20,000	20,827
U.S. Treasury 2.25% 2014	35,000	36,929
U.S. Treasury 4.25% 2014	100,000	113,613
U.S. Treasury 4.25% 2014	25,000	28,262
U.S. Treasury 1.25% 2015	30,000	30,144
U.S. Treasury 2.50% 2015	25,000	26,638
U.S. Treasury 4.25% 2015	30,000	34,443
U.S. Treasury 9.875% 2015	70,000	99,873
U.S. Treasury 11.25% 2015	120,000	171,966
U.S. Treasury 2.625% 2016	60,000	64,081
U.S. Treasury 3.25% 2016	10,000	10,989
U.S. Treasury 7.25% 2016	50,000	65,720
U.S. Treasury 7.50% 2016	275,000	368,888
U.S. Treasury 9.25% 2016	96,000	135,345
U.S. Treasury 3.25% 2017	35,000	38,263
U.S. Treasury 4.625% 2017	40,000	47,106
U.S. Treasury 8.75% 2017	50,000	71,777
U.S. Treasury 8.875% 2017	130,000	188,886
U.S. Treasury 3.75% 2018	217,450	242,559
U.S. Treasury 4.00% 2018	45,000	51,096
U.S. Treasury 8.125% 2019	45,000	65,572
U.S. Treasury 2.625% 2020	10,750	10,763
U.S. Treasury 3.50% 2020	197,600	213,137
U.S. Treasury 3.625% 2020	92,500	100,999
U.S. Treasury 8.75% 2020	50,000	76,791
U.S. Treasury 8.00% 2021	40,000	59,809
U.S. Treasury 8.125% 2021	25,000	37,568
U.S. Treasury 7.125% 2023	35,000	49,928
U.S. Treasury 6.875% 2025	25,000	35,604
U.S. Treasury 4.50% 2039	30,000	32,655
U.S. Treasury 3.875% 2040	37,000	36,220
U.S. Treasury 4.375% 2040	97,400	103,775
U.S. Treasury 4.625% 2040	40,000	44,403
Fannie Mae 6.625% 2010	11,000	11,031
Fannie Mae 5.00% 2011	19,815	20,709
Fannie Mae 5.125% 2011	20,000	20,451
Fannie Mae 6.00% 2011	168,500	173,779
Fannie Mae, Series 1, 4.75% 2012	75,000	81,515
Fannie Mae 6.125% 2012	194,000	209,390
Fannie Mae 2.50% 2014	25,000	26,441
Fannie Mae 5.00% 2015	25,000	29,099
Federal Home Loan Bank, Series 363, 4.50% 2012	50,000	54,098
Federal Home Loan Banks, Series 312, 5.75% 2012	25,000	27,097
Federal Home Loan Bank 3.625% 2013	90,000	97,964
Federal Home Loan Bank, Series 467, 5.25% 2014	25,000	28,973
Federal Home Loan Bank 5.375% 2016	25,000	30,019
Freddie Mac 4.75% 2010	9,000	9,044
Freddie Mac 6.00% 2011	25,000	25,902
Freddie Mac 5.75% 2012	75,000	79,988
Freddie Mac 3.00% 2014	30,000	32,364
Federal Agricultural Mortgage Corp. 4.875% 20115	30,000	30,254
Federal Agricultural Mortgage Corp. 5.50% 20115	37,300	38,549
United States Government Agency-Guaranteed (FDIC insured), Citigroup Inc. 1.875% 2012	20,000	20,448
United States Government Agency-Guaranteed (FDIC insured), Citigroup Inc. 1.875% 2012	15,000	15,407
United States Government Agency-Guaranteed (FDIC insured), Citigroup Inc. 1.875% 2012	10,000	10,232
United States Government Agency-Guaranteed (FDIC insured), Citigroup Inc. 2.25% 2012	6,300	6,537
United States Government Agency-Guaranteed (FDIC insured), Goldman Sachs Group, Inc. 0.492% 20124	25,000	25,080
United States Government Agency-Guaranteed (FDIC insured), Goldman Sachs Group, Inc. 3.25% 2012	15,000	15,635
CoBank ACB 7.875% 20185	17,160	19,821
CoBank ACB 0.892% 20224,5	24,030	18,783
United States Government Agency-Guaranteed (FDIC insured), GMAC LLC 1.75% 2012	15,000	15,377
United States Government Agency-Guaranteed (FDIC insured), GMAC LLC 2.20% 2012	20,000	20,718
United States Government Agency-Guaranteed (FDIC insured), General Electric Capital Corp., Series G, 2.125% 2012	10,000	10,340
United States Government Agency-Guaranteed (FDIC insured), General Electric Capital Corp., Series G, 2.625% 2012	20,000	20,899
United States Government Agency-Guaranteed (FDIC insured), Bank of America Corp. 2.10% 2012	18,335	18,805
United States Government Agency-Guaranteed (FDIC insured), Morgan Stanley 2.25% 2012	15,000	15,386
United States Government Agency-Guaranteed (FDIC insured), JPMorgan Chase & Co. 0.539% 20124	15,000	15,094
United States Government Agency-Guaranteed (FDIC insured), John Deere Capital Corp. 2.875% 2012	14,000	14,563
Federal Farm Credit Banks, Consolidated Systemwide Designated Bonds, 3.00% 2014	10,000	10,783
United States Government Agency-Guaranteed (FDIC insured), Sovereign Bancorp, Inc. 2.75% 2012	10,000	10,285
United States Government Agency-Guaranteed (FDIC insured), State Street Corp. 1.85% 2011	10,000	10,059
		4,897,136

FINANCIALS — 3.04%
ProLogis 7.625% 2014	24,530	28,070
ProLogis 5.625% 2015	7,312	7,763
ProLogis 5.625% 2016	59,591	62,880
ProLogis 5.75% 2016	11,245	11,981
ProLogis 6.25% 2017	20,000	21,436
ProLogis 6.625% 2018	61,680	66,355
ProLogis 7.375% 2019	39,555	44,210
ProLogis 6.875% 2020	107,370	116,875
Westfield Capital Corp. Ltd., WT Finance (Australia) Pty Ltd. and WEA Finance LLC 4.375% 20105	20,100	20,121
Westfield Capital Corp. Ltd., WT Finance (Australia) Pty Ltd. and WEA Finance LLC 5.125% 20145	18,835	20,624
Westfield Group 7.50% 20145	20,000	23,309
Westfield Group 5.75% 20155	18,000	20,247
Westfield Group 7.125% 20185	50,880	60,318
Capital One Bank 6.50% 2013	13,477	14,928
Capital One Capital III 7.686% 20364	47,618	48,451
Capital One Capital IV 6.745% 20374	32,571	32,978
Capital One Capital V 10.25% 2039	25,980	28,351
Bank of America Corp. 3.70% 2015	15,000	15,136
Bank of America Corp. 0.549% 20164	3,500	3,121
Bank of America Corp. 5.75% 2017	17,500	18,575
Bank of America Corp. 5.625% 2020	54,000	56,099
NB Capital Trust IV 8.25% 2027	13,500	13,871
JPMorgan Chase & Co., Series 2, 1.65% 2013	6,000	6,055
JPMorgan Chase & Co. 3.40% 2015	39,260	41,095
JPMorgan Chase & Co. 4.25% 2020	35,285	35,614
JPMorgan Chase & Co. 4.40% 2020	10,050	10,247
Abbey National Treasury Services PLC 3.875% 20145	12,200	12,598
Santander Issuances, SA Unipersonal 5.911% 20165	9,600	10,204
Sovereign Bancorp, Inc. 8.75% 2018	32,765	38,426
Santander Issuances, SA Unipersonal 6.50% 20194,5	12,300	12,963
Monumental Global Funding 5.50% 20135	23,915	25,996
Monumental Global Funding III 0.489% 20144,5	24,860	23,853
Monumental Global Funding III 5.25% 20145	22,000	23,803
Citigroup Inc. 4.75% 2015	45,030	48,051
Citigroup Inc. 6.125% 2017	22,275	24,829
CNA Financial Corp. 6.00% 2011	20,000	20,685
CNA Financial Corp. 5.85% 2014	42,000	45,247
CNA Financial Corp. 7.35% 2019	6,000	6,773
HBOS PLC 6.75% 20185	47,895	49,175
Lloyds TSB Bank PLC 5.80% 20205	14,360	15,395
HBOS PLC 6.00% 20335	9,285	7,611
ERP Operating LP 5.50% 2012	2,500	2,681
ERP Operating LP 6.625% 2012	8,000	8,546
ERP Operating LP 6.584% 2015	11,080	13,056
ERP Operating LP 5.125% 2016	10,565	11,625
ERP Operating LP 5.75% 2017	21,315	24,007
ERP Operating LP 4.75% 2020	8,000	8,326
Morgan Stanley, Series F, 6.625% 2018	16,300	18,336
Morgan Stanley, Series F, 5.625% 2019	45,440	47,798
Liberty Mutual Group Inc. 5.75% 20145	14,000	14,782
Liberty Mutual Group Inc. 6.70% 20165	15,000	16,551
Liberty Mutual Group Inc. 6.50% 20355	6,200	5,494
Liberty Mutual Group Inc. 7.50% 20365	29,050	29,128
Simon Property Group, LP 6.75% 2014	34,230	39,538
Simon Property Group, LP 4.20% 2015	7,980	8,642
Simon Property Group, LP 5.875% 2017	5,000	5,741
Simon Property Group, LP 6.125% 2018	8,455	9,786
Developers Diversified Realty Corp. 5.375% 2012	15,221	15,562
Developers Diversified Realty Corp. 9.625% 2016	10,245	11,864
Developers Diversified Realty Corp. 7.50% 2017	15,310	16,412
Developers Diversified Realty Corp. 7.875% 2020	15,230	16,560
AXA SA 6.463% (undated)4,5	57,250	54,101
Kimco Realty Corp., Series C, 4.82% 2011	12,100	12,376
Kimco Realty Corp. 6.00% 2012	4,062	4,401
Pan Pacific Retail Properties, Inc. 6.125% 2013	4,545	4,863
Kimco Realty Corp., Series C, 4.82% 2014	3,068	3,291
Kimco Realty Corp., Series C, 5.783% 2016	4,147	4,599
Kimco Realty Corp. 5.70% 2017	8,500	9,369
Kimco Realty Corp. 4.30% 2018	14,000	14,263
Goldman Sachs Group, Inc. 6.15% 2018	10,250	11,495
Goldman Sachs Group, Inc. 7.50% 2019	3,000	3,620
Goldman Sachs Group, Inc. 5.375% 2020	29,757	31,543
Société Générale 3.10% 20155	4,000	4,095
Société Générale 5.75% 20165	35,000	38,927
American Express Credit Corp., Series B, 5.00% 2010	9,000	9,030
American Express Co. 6.15% 2017	9,080	10,483
American Express Co. 6.80% 20664	21,765	22,010
Wachovia Capital Trust III 5.80% (undated)4	46,332	41,236
Barclays Bank PLC 5.125% 2020	500	543
Barclays Bank PLC 5.14% 2020	40,525	40,154
SLM Corp., Series A, 5.40% 2011	20,000	20,549
SLM Corp., Series A, 5.375% 2013	16,594	16,849
Lehman Brothers Holdings Inc., Series G, 4.80% 20147	60,920	13,555
Lehman Brothers Holdings Inc., Series I, 6.20% 20147	73,610	16,378
Lehman Brothers Holdings Inc., Series I, 6.875% 20187	14,465	3,381
Lehman Brothers Holdings Inc., Series I, 0% 20104,7	10,000	2,175
Hospitality Properties Trust 6.75% 2013	14,925	15,908
Hospitality Properties Trust 5.125% 2015	3,675	3,818
Hospitality Properties Trust 6.30% 2016	550	595
Hospitality Properties Trust 6.70% 2018	13,050	14,117
Discover Financial Services 6.45% 2017	6,116	6,651
Discover Financial Services 8.70% 2019	2,800	3,394
Discover Financial Services 10.25% 2019	16,936	21,689
New York Life Global Funding 5.25% 20125	25,000	27,126
New York Life Global Funding 4.65% 20135	4,000	4,341
Prudential Financial, Inc., Series D, 5.15% 2013	9,000	9,682
PRICOA Global Funding I 5.30% 20135	2,500	2,757
Prudential Holdings, LLC, Series C, 8.695% 20235,6	15,000	18,924
PNC Funding Corp. 5.40% 2014	10,000	11,189
PNC Funding Corp. 4.25% 2015	11,800	12,775
PNC Bank NA 6.875% 2018	5,200	6,116
Royal Bank of Scotland Group PLC 5.00% 2014	5,400	5,490
Royal Bank of Scotland PLC 3.95% 2015	7,500	7,736
Royal Bank of Scotland PLC 4.875% 2015	12,500	13,470
Royal Bank of Scotland PLC 5.625% 2020	250	264
ACE INA Holdings Inc. 5.875% 2014	6,665	7,615
ACE INA Holdings Inc. 5.70% 2017	2,750	3,109
ACE Capital Trust II 9.70% 2030	12,210	14,774
Standard Chartered PLC 3.85% 20155	5,000	5,290
Standard Chartered Bank 6.40% 20175	17,871	20,159
MetLife Global Funding I 5.125% 20135	4,305	4,692
MetLife Global Funding I 5.125% 20145	15,000	16,737
MetLife Global Funding I 2.50% 20155	2,500	2,521
SunTrust Banks, Inc. 6.00% 2017	20,000	21,557
Northern Trust Corp. 4.625% 2014	8,475	9,450
Northern Trust Corp. 5.85% 20175	10,150	11,897
HSBC Bank PLC 3.50% 20155	5,000	5,300
HSBC Bank USA, NA 4.875% 2020	15,205	15,829
Genworth Global Funding Trust, Series 2007-C, 5.25% 2012	19,000	19,854
Ford Motor Credit Co. 7.375% 2011	15,000	15,211
Lazard Group LLC 7.125% 2015	11,220	12,406
Paribas, New York Branch 6.95% 2013	2,125	2,409
BNP Paribas 3.25% 2015	2,000	2,095
BNP Paribas 5.125% 20155	6,965	7,612
Brandywine Operating Partnership, LP 5.75% 2012	7,505	7,792
Brandywine Operating Partnership, LP 5.40% 2014	3,955	4,197
UBS AG 3.875% 2015	2,000	2,097
UBS AG 5.875% 2017	5,000	5,740
UBS AG 4.875% 2020	3,250	3,491
Allstate Life Global Funding Trust, Series 2008-4, 5.375% 2013	2,500	2,768
Allstate Corp., Series B, 6.125% 20674	8,350	8,308
UnumProvident Finance Co. PLC 6.85% 20155	1,885	2,134
Unum Group 7.125% 2016	4,905	5,669
Unum Group 5.625% 2020	2,890	2,991
Berkshire Hathaway Inc. 2.125% 2013	5,000	5,158
Berkshire Hathaway Inc. 3.20% 2015	5,000	5,320
HVB Funding Trust I 8.741% 20315	9,571	9,667
UDR, Inc., Series A, 5.25% 2015	8,000	8,539
Charles Schwab Corp., Series A, 6.375% 2017	7,000	8,250
Chubb Corp. 6.375% 20674	7,500	7,772
Compass Bank 6.40% 2017	1,258	1,332
Compass Bank 5.90% 2026	4,725	4,107
Principal Life Insurance Co. 6.25% 20125	5,000	5,268
BBVA Bancomer SA 7.25% 20205	4,680	5,215
Union Bank of California, NA 5.95% 2016	3,711	4,191
TIAA Global Markets 4.95% 20135	3,225	3,554
		2,410,159

ENERGY — 1.31%
Gazprom OJSC 7.51% 2013	200	220
Gazprom OJSC 8.146% 2018	3,407	3,956
Gazprom OJSC, Series 9, 6.51% 2022	90,267	94,893
Gazprom OJSC 6.51% 20225	9,367	9,847
Gazprom OJSC, Series 2, 8.625% 2034	620	773
Gazprom OJSC 7.288% 2037	91,403	99,629
Gazprom OJSC 7.288% 20375	3,810	4,153
BP Capital Markets PLC 3.125% 2012	56,485	57,859
BP Capital Markets PLC 5.25% 2013	1,665	1,823
BP Capital Markets PLC 3.625% 20145	20,000	20,980
BP Capital Markets PLC 3.875% 2015	36,490	38,652
Kinder Morgan Energy Partners LP 6.75% 2011	6,392	6,528
Kinder Morgan Energy Partners LP 5.85% 2012	17,907	19,377
Kinder Morgan Energy Partners LP 7.125% 2012	12,500	13,436
Kinder Morgan Energy Partners LP 5.00% 2013	5,985	6,561
Kinder Morgan Energy Partners LP 5.125% 2014	37,210	41,503
Kinder Morgan Energy Partners LP 6.00% 2017	5,375	6,153
Kinder Morgan Energy Partners LP 5.30% 2020	3,750	4,079
Kinder Morgan Energy Partners LP 6.95% 2038	15,000	16,734
Enbridge Energy Partners, LP 5.35% 2014	3,700	4,129
Enbridge Energy Partners, LP, Series B, 6.50% 2018	38,000	44,929
Enbridge Energy Partners, LP 9.875% 2019	5,000	6,832
Enbridge Energy Partners, LP 5.20% 2020	10,325	11,319
Enbridge Energy Partners, LP 8.05% 20774	9,855	10,111
Devon Financing Corp., ULC 6.875% 2011	37,500	39,534
Devon Energy Corp. 5.625% 2014	18,250	20,614
Devon Energy Corp. 6.30% 2019	5,435	6,648
TransCanada PipeLines Ltd. 3.40% 2015	9,255	9,951
TransCanada PipeLines Ltd. 6.50% 2018	13,250	16,283
TransCanada PipeLines Ltd. 7.125% 2019	3,000	3,843
TransCanada PipeLines Ltd. 6.35% 20674	36,750	35,234
Enbridge Inc. 5.80% 2014	38,000	43,619
Enbridge Inc. 4.90% 2015	11,310	12,724
Enbridge Inc. 5.60% 2017	6,940	7,946
Rockies Express Pipeline LLC 6.25% 20135	58,735	63,969
Transcontinental Gas Pipe Line Corp., Series B, 8.875% 2012	8,000	8,941
Williams Partners L.P. and Williams Partners Finance Corp. 3.80% 2015	27,170	28,792
Williams Partners L.P. and Williams Partners Finance Corp. 5.25% 2020	9,640	10,550
Pemex Finance Ltd. 8.875% 20106	828	832
Pemex Project Funding Master Trust 5.75% 2018	12,750	14,378
Pemex Project Funding Master Trust, Series 13, 6.625% 2035	15,000	16,713
Chevron Corp. 3.95% 2014	12,000	13,172
Chevron Corp. 4.95% 2019	10,350	12,006
Ras Laffan Liquefied Natural Gas III 5.50% 20145	4,800	5,326
Ras Laffan Liquefied Natural Gas III 6.75% 20195	500	600
Ras Laffan Liquefied Natural Gas II 5.298% 20205,6	16,503	17,940
Williams Companies, Inc. 7.875% 2021	18,514	22,166
StatoilHydro ASA 2.90% 2014	6,205	6,570
StatoilHydro ASA 5.25% 2019	12,000	13,974
Enterprise Products Operating LP 7.50% 2011	20,000	20,317
Husky Energy Inc. 6.25% 2012	4,345	4,687
Husky Energy Inc. 5.90% 2014	11,040	12,360
Husky Energy Inc. 6.20% 2017	585	671
Husky Energy Inc. 7.25% 2019	1,780	2,200
Total Capital SA 3.00% 2015	1,750	1,844
Total Capital SA 3.125% 2015	7,775	8,236
Total Capital SA 4.45% 2020	2,000	2,190
Apache Corp. 6.00% 2013	995	1,128
Apache Corp. 6.90% 2018	7,815	9,841
Shell International Finance BV 4.00% 2014	8,580	9,357
Reliance Holdings Ltd. 4.50% 20205	9,500	9,287
Petrobras International 5.75% 2020	3,000	3,371
		1,042,290

TELECOMMUNICATION SERVICES — 0.97%
MTS International Funding Ltd. 8.625% 20205	112,000	130,620
MTS International Funding Ltd. 8.625% 2020	7,520	8,770
SBC Communications Inc. 6.25% 2011	20,000	20,425
AT&T Wireless Services, Inc. 7.875% 2011	63,700	65,269
SBC Communications Inc. 5.875% 2012	10,000	10,885
AT&T Inc. 4.95% 2013	8,125	8,829
AT&T Inc. 4.85% 2014	7,420	8,232
AT&T Inc. 5.35% 20405	19,476	19,183
Telecom Italia Capital SA, Series B, 5.25% 2013	58,700	63,875
Telecom Italia Capital SA 6.175% 2014	6,500	7,268
Telecom Italia Capital SA 6.999% 2018	16,500	19,628
Telecom Italia Capital SA 7.20% 2036	11,370	12,399
Vodafone Group PLC 5.375% 2015	4,700	5,347
Vodafone Group PLC, Term Loan, 6.875% 20152,6,8,9	50,000	50,250
Vodafone Group PLC 5.75% 2016	6,475	7,534
Vodafone Group PLC 5.625% 2017	28,950	33,492
Verizon Communications Inc. 3.75% 2011	15,000	15,265
Verizon Global Funding Corp. 7.375% 2012	7,000	7,832
Verizon Communications Inc. 7.375% 2013	20,000	23,682
Verizon Communications Inc. 5.50% 2017	20,000	23,086
Verizon Communications Inc. 8.75% 2018	11,000	15,146
Qwest Corp. 7.875% 2011	48,000	50,700
Telefónica Emisiones, SAU 5.984% 2011	20,000	20,655
Telefónica Emisiones, SAU 6.421% 2016	15,000	17,873
América Móvil, SAB de CV 5.00% 2020	12,700	13,944
América Móvil, SAB de CV 8.46% 2036	MXN286,500	24,100
PCCW-HKT Capital Ltd. 8.00% 20114,5	$20,000	21,198
Deutsche Telekom International Finance BV 6.75% 2018	15,000	18,661
American Tower Corp. 4.625% 2015	4,875	5,257
American Tower Corp. 7.00% 2017	10,000	11,775
Koninklijke KPN NV 8.375% 2030	11,140	14,867
Singapore Telecommunications Ltd. 6.375% 2011	9,825	10,385
Singapore Telecommunications Ltd. 6.375% 20115	3,490	3,689
		770,121

CONSUMER DISCRETIONARY — 0.85%
Comcast Corp. 5.45% 2010	9,500	9,516
Comcast Corp. 5.50% 2011	7,325	7,458
Comcast Cable Communications, Inc. 6.75% 2011	22,005	22,334
Comcast Corp. 5.85% 2015	21,500	25,156
Comcast Corp. 6.30% 2017	14,375	17,073
Comcast Corp. 5.875% 2018	9,250	10,703
Comcast Corp. 5.15% 2020	8,000	8,815
Comcast Corp. 6.45% 2037	3,000	3,308
Comcast Corp. 6.40% 2038	11,810	12,983
Comcast Corp. 6.40% 2040	3,000	3,319
Time Warner Cable Inc. 6.20% 2013	15,533	17,505
Time Warner Cable Inc. 7.50% 2014	23,775	28,059
Time Warner Cable Inc. 8.25% 2014	2,000	2,389
Time Warner Cable Inc. 8.25% 2019	19,000	24,768
Time Warner Cable Inc. 8.75% 2019	13,175	17,560
Time Warner Cable Inc. 5.00% 2020	10,000	10,871
Staples, Inc. 9.75% 2014	72,826	90,271
Time Warner Inc. 5.875% 2016	50,600	59,437
Time Warner Companies, Inc. 7.25% 2017	2,500	3,084
Time Warner Inc. 4.875% 2020	1,000	1,100
AOL Time Warner Inc. 7.625% 2031	5,000	6,104
Time Warner Inc. 6.50% 2036	2,000	2,227
NBC Universal, Inc. 2.10% 20145	31,000	31,399
NBC Universal, Inc. 3.65% 20155	4,000	4,242
NBC Universal, Inc. 5.15% 20205	8,000	8,698
NBC Universal, Inc. 4.375% 20215	13,500	13,817
NBC Universal, Inc. 6.40% 20405	500	545
News America Holdings Inc. 9.25% 2013	5,200	6,094
News America Holdings Inc. 8.00% 2016	2,000	2,571
News America Holdings Inc. 8.25% 2018	3,000	3,875
News America Inc. 6.90% 2019	14,155	17,599
News America Inc. 6.65% 2037	14,600	16,295
DaimlerChrysler North America Holding Corp., Series E, 5.75% 2011	6,455	6,721
DaimlerChrysler North America Holding Corp. 5.875% 2011	16,450	16,766
DaimlerChrysler North America Holding Corp. 7.75% 2011	2,950	2,993
DaimlerChrysler North America Holding Corp. 7.30% 2012	4,145	4,439
Target Corp. 6.00% 2018	24,000	29,020
J.C. Penney Co., Inc., Series A, 6.875% 2015	660	695
J.C. Penney Co., Inc. 7.65% 2016	4,550	4,857
J.C. Penney Co., Inc. 5.65% 2020	13,325	12,959
Macy’s Retail Holdings, Inc. 8.375% 20154	13,015	15,260
Cox Communications, Inc. 7.125% 2012	7,335	8,131
Cox Communications, Inc. 4.625% 2013	5,495	5,940
Cox Communications, Inc. 5.45% 2014	880	998
Marriott International, Inc., Series I, 6.375% 2017	12,750	14,500
Home Depot, Inc. 5.25% 2013	12,875	14,349
Kohl’s Corp. 6.30% 2011	4,400	4,477
Kohl’s Corp. 6.00% 2033	6,902	7,309
Nordstrom, Inc. 6.75% 2014	10,000	11,676
Walt Disney Co. 4.70% 2012	10,000	10,832
Thomson Reuters Corp. 6.50% 2018	7,500	9,137
Marks and Spencer Group PLC 6.25% 20175	6,729	7,332
		677,566

HEALTH CARE — 0.80%
Cardinal Health, Inc. 6.75% 2011	80,250	81,566
Cardinal Health, Inc. 5.50% 2013	19,315	21,223
Cardinal Health, Inc. 4.00% 2015	4,410	4,721
Cardinal Health, Inc. 5.80% 2016	5,000	5,854
Roche Holdings Inc. 5.00% 20145	59,900	67,184
Roche Holdings Inc. 6.00% 20195	37,750	45,804
Merck & Co., Inc. 1.875% 2011	8,885	8,983
Merck & Co., Inc. 4.00% 2015	10,000	11,110
Schering-Plough Corp. 6.00% 2017	50,000	60,734
WellPoint, Inc. 5.00% 2011	24,000	24,204
WellPoint, Inc. 5.875% 2017	25,000	28,902
WellPoint, Inc. 4.35% 2020	5,000	5,171
Pfizer Inc 5.35% 2015	17,500	20,317
Pfizer Inc 6.20% 2019	27,850	34,203
Biogen Idec Inc. 6.00% 2013	40,000	43,839
Express Scripts Inc. 5.25% 2012	11,485	12,246
Express Scripts Inc. 6.25% 2014	13,837	15,962
Novartis Capital Corp. 4.125% 2014	10,000	10,956
Novartis Securities Investment Ltd. 5.125% 2019	15,000	17,248
UnitedHealth Group Inc. 5.25% 2011	1,585	1,610
UnitedHealth Group Inc. 5.50% 2012	4,121	4,464
UnitedHealth Group Inc. 4.875% 2013	10,000	10,798
UnitedHealth Group Inc. 6.00% 2017	800	931
UnitedHealth Group Inc. 3.875% 2020	2,900	2,898
AstraZeneca PLC 5.40% 2012	18,000	19,611
Aetna Inc. 5.75% 2011	12,500	12,892
Aetna Inc. 3.95% 2020	5,000	5,020
Abbott Laboratories 5.875% 2016	12,907	15,581
GlaxoSmithKline Capital Inc. 4.85% 2013	10,775	11,869
GlaxoSmithKline Capital Inc. 5.65% 2018	1,500	1,779
Medco Health Solutions, Inc. 2.75% 2015	9,130	9,380
Coventry Health Care, Inc. 5.95% 2017	7,985	8,159
Boston Scientific Corp. 5.125% 2017	6,410	6,562
Hospira, Inc. 5.90% 2014	2,860	3,252
		635,033

BONDS & NOTES OF GOVERNMENTS & GOVERNMENT AGENCIES OUTSIDE THE U.S. — 0.79%
United Mexican States Government, Series M30, 10.00% 2036	MXN1,526,200	168,317
Brazil (Federal Republic of) 6.00% 201510	BRL255,142	152,257
South Korean Government 5.50% 2017	KRW77,710,000	75,010
Australia Government Agency-Guaranteed, National Australia Bank 0.79% 20144,5	$25,000	25,038
Australia Government Agency-Guaranteed, National Australia Bank 3.375% 20145	26,750	28,614
France Government Agency-Guaranteed, Société Finance 2.25% 20125	29,365	30,118
France Government Agency-Guaranteed, Société Finance 3.375% 20145	10,000	10,792
Russian Federation 7.50% 20306	26,850	32,220
New Zealand Government Agency-Guaranteed, Westpac Securities Co. 2.50% 20125	10,000	10,271
New Zealand Government Agency-Guaranteed, Westpac Securities Co. 3.45% 20145	14,350	15,584
Australia Government Agency-Guaranteed, Commonwealth Bank of Australia 0.789% 20144,5	20,000	20,406
United Kingdom Government Agency-Guaranteed, Lloyds TSB Bank PLC 2.80% 20125	15,000	15,383
Denmark Government Agency-Guaranteed, Danske Bank 0.679% 20124,5	15,000	15,012
Corporación Andina de Fomento 6.875% 2012	10,000	10,708
Denmark Government Agency-Guaranteed, Danish Finance Co. 2.45% 20125	9,375	9,616
Hungarian Government 6.25% 2020	8,610	9,502
		628,848

ASSET-BACKED OBLIGATIONS6 — 0.79%
AmeriCredit Automobile Receivables Trust, Series 2006-R-M, Class A-2, MBIA insured, 5.42% 2011	18	18
AmeriCredit Automobile Receivables Trust, Series 2006-A-F, Class A-4, FSA insured, 5.64% 2013	9,719	10,021
AmeriCredit Automobile Receivables Trust, Series 2007-C-M, Class A-4-A, MBIA insured, 5.55% 2014	57,357	59,985
AmeriCredit Automobile Receivables Trust, Series 2007-D-F, Class A-4-A, FSA insured, 5.56% 2014	24,094	25,361
Triad Automobile Receivables Trust, Series 2006-B, Class A-4, FSA insured, 5.52% 2012	32,376	33,395
Triad Automobile Receivables Trust, Series 2006-C, Class A-4, AMBAC insured, 5.31% 2013	17,233	17,823
CPS Auto Receivables Trust, Series 2005-C, Class A-2, FSA insured, 4.79% 20125	1,526	1,528
CPS Auto Receivables Trust, Series 2005-D, Class A-2, FSA insured, 5.06% 20125	3,029	3,075
CPS Auto Receivables Trust, Series 2006-B, Class A-4, MBIA insured, 5.81% 20125	8,293	8,385
CPS Auto Receivables Trust, Series 2007-A, Class A-4, MBIA insured, 5.05% 20135	11,099	11,425
CPS Auto Receivables Trust, Series 2006-D, Class A-4, FSA insured, 5.115% 20135	9,574	9,942
CPS Auto Receivables Trust, Series 2007-TFC, Class A-2, XLCA insured, 5.25% 20135	6,763	6,935
PG&E Energy Recovery Funding LLC, Series 2005-2, Class A-2, 5.03% 2014	16,378	16,938
PG&E Energy Recovery Funding LLC, Series 2005-2, Class A-3, 5.12% 2014	20,095	21,703
Prestige Auto Receivables Trust, Series 2006-1A, Class A-2, FSA insured, 5.25% 20135	4,440	4,606
Prestige Auto Receivables Trust, Series 2007-1, Class A-3, FSA insured, 5.58% 20145	26,385	27,739
Discover Card Execution Note Trust, Series 2008-3, Class A, 5.10% 2013	23,000	23,471
Vega ContainerVessel PLC, Series 2006-1, Class A, XLCA insured, 5.562% 20215	26,328	22,817
Ford Credit Auto Owner Trust, Series 2008-A, Class A-4, 4.37% 2012	21,275	21,941
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2005-1, Class A-5, MBIA insured, 5.08% 20115	2,525	2,532
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2009-2A, Class A-2, 5.29% 20165	17,500	19,401
Nissan Auto Receivables Owner Trust, Series 2008-A, Class A-4, 4.28% 2014	20,165	20,680
Chase Issuance Trust, Series 2007-A9, Class A, 0.286% 20144	20,000	19,951
AEP Texas Central Transitioning Funding II LLC, Secured Transition Bonds, Series A, Class A-3, 5.09% 2017	16,970	19,243
UPFC Auto Receivables Trust, Series 2007-B, Class A-3, AMBAC insured, 6.15% 2014	15,886	16,415
Home Equity Asset Trust, Series 2004-7, Class M-2, 0.916% 20354	20,000	15,708
CenterPoint Energy Transition Bond Co. III, LLC, Series 2008, Class A-1, 4.192% 2020	14,204	15,579
Residential Funding Mortgage Securities II, Inc., Series 2005-HS1, Class A-1-5, FGIC insured, 4.91% 20354	23,085	15,574
Washington Mutual Master Note Trust, Series 2006-A2A, Class A, 0.306% 20154,5	15,000	14,949
Hyundai Auto Receivables Trust, Series 2006-B, Class A-4, 5.15% 2013	14,856	14,932
CarMax Auto Owner Trust, Series 2008-2, Class A-3a, 4.99% 2012	7,037	7,168
CarMax Auto Owner Trust, Series 2007-3, Class B, 6.12% 2013	7,000	7,272
Long Beach Acceptance Auto Receivables Trust, Series 2007-A, Class A-4, FSA insured, 5.025% 2014	12,545	12,930
PE Environmental Funding LLC, Series 2007-A, Class A-1, 4.982% 2016	11,650	12,378
CWABS, Inc., Series 2004-15, Class AF-6, 4.613% 2035	12,808	11,168
Citibank Credit Card Issuance Trust, Series 2008, Class C6, 6.30% 2014	9,600	10,225
FPL Recovery Funding LLC, Series 2007-A, Class A-1, 5.053% 2013	239	241
FPL Recovery Funding LLC, Series 2007-A, Class A-2, 5.044% 2015	9,000	9,621
IndyMac Home Equity Mortgage Loan Asset-backed Trust, Series 2007-H1, Class A-1, FSA insured, 0.416% 20374	12,142	9,199
Santander Drive Auto Receivables Trust, Series 2007-3, Class A-4-A, FGIC insured, 5.52% 2014	7,070	7,223
RAMP Trust, Series 2004-RS12, Class A-I-6, 4.547% 2034	6,502	5,991
Irwin Home Equity, Series 2006-1, Class 2-A2, AMBAC insured, 5.39% 20354,5	7,052	5,459
MBNA Master Credit Card Trust II, Series 2001-B, Class A, 0.516% 20134	5,150	5,150
Vanderbilt Mortgage and Finance, Inc., Series 2000-D, Class A-4, 7.715% 2027	2,341	2,399
Vanderbilt Mortgage and Finance, Inc., Series 2001-A, Class B-2, 9.14% 2031	2,845	2,453
MBNA Credit Card Master Note Trust, Series 2004-8, Class A, 0.406% 20144	3,249	3,246
GE SeaCo Finance SRL, Series 2004-1, Class A, AMBAC insured, 0.556% 20194,5	2,922	2,798
Cendant Timeshare Receivables Funding, LLC, Series 2005-1, Class A-1, FGIC insured, 4.67% 20175	2,689	2,686
Wachovia Auto Loan Owner Trust, Series 2007-1, Class A-3A, 5.29% 2012	1,742	1,752
Impac CMB Grantor Trust, Series 2004-6, Class 1-A-1, 1.056% 20344	1,293	1,002
Impac CMB Grantor Trust, Series 2004-6, Class M-2, 1.156% 20344	1,036	586
Conseco Finance Securitizations Corp., Series 2002-2, Class A-2, 6.03% 2033	1,379	1,453
RSB BondCo LLC, Series A, Class A-1, 5.47% 2014	1,216	1,282
John Deere Owner Trust, Series 2008, Class A-3, 4.18% 2012	1,144	1,148
Advanta Business Card Master Trust, Series 2005-A2, Class A-2, 0.386% 20134	1,059	1,054
SACO I Trust, Series 2006-12, Class I-A, 0.396% 20364	7,257	798
		628,754

UTILITIES — 0.61%
Cleveland Electric Illuminating Co. 5.65% 2013	20,535	22,869
Jersey Central Power & Light Co. 5.625% 2016	3,620	4,143
Pennsylvania Electric Co. 6.05% 2017	3,000	3,385
Cleveland Electric Illuminating Co. 8.875% 2018	37,275	49,385
Cleveland Electric Illuminating Co. 5.95% 2036	4,967	4,888
Nevada Power Co., General and Refunding Mortgage Bonds, Series A, 8.25% 2011	8,675	9,036
Sierra Pacific Power Co., General and Refunding Mortgage Notes, Series H, 6.25% 2012	12,000	12,803
Nevada Power Co., General and Refunding Mortgage Notes, Series I, 6.50% 2012	12,325	13,222
Sierra Pacific Power Co., General and Refunding Mortgage Notes, Series Q, 5.45% 2013	7,175	7,898
Nevada Power Co., General and Refunding Mortgage Notes, Series M, 5.95% 2016	3,339	3,891
Nevada Power Co., General and Refunding Mortgage Notes, Series S, 6.50% 2018	16,975	20,287
Consumers Energy Co., Series O, 5.00% 2012	5,200	5,470
Consumers Energy Co., First Mortgage Bonds, 5.15% 2017	11,500	12,984
Consumers Energy Co., First Mortgage Bonds, 6.125% 2019	24,425	29,119
Consumers Energy Co., First Mortgage Bonds, 6.70% 2019	4,000	4,982
National Grid PLC 6.30% 2016	28,225	33,519
Centerpoint Energy Resources Corp., Series B, 7.875% 2013	17,000	19,588
CenterPoint Energy Houston Electric, LLC, General Mortgage Bonds, Series U, 7.00% 2014	7,600	8,972
Centerpoint Energy, Inc., Series B, 6.85% 2015	4,000	4,677
Teco Finance, Inc. 6.75% 2015	25,000	29,285
Teco Finance, Inc. 5.15% 2020	1,700	1,849
Ohio Power Co., Series J, 5.30% 2010	18,000	18,000
Appalachian Power Co., Series M, 5.55% 2011	10,000	10,180
HKCG Finance Ltd. 6.25% 2018	15,651	18,861
HKCG Finance Ltd. 6.25% 20185	7,525	9,068
Scottish Power PLC 5.375% 2015	25,000	27,437
Public Service Co. of Colorado, First Collateral Trust Bonds, Series No. 12, 4.875% 2013	5,000	5,453
Public Service Co. of Colorado 5.80% 2018	9,850	11,751
Public Service Co. of Colorado 5.125% 2019	4,350	4,995
Pacific Gas and Electric Co. 6.25% 2013	18,000	20,575
AmerenEnergy Generating Co., Series D, 8.35% 2010	1,500	1,500
Illinois Power Co. 6.125% 2017	15,000	17,146
MidAmerican Energy Co. 5.95% 2017	14,000	16,546
PSEG Power LLC 7.75% 2011	15,000	15,477
Commonwealth Edison Co., First Mortgage Bonds, Series 105, 5.40% 2011	4,000	4,204
		483,445

CONSUMER STAPLES — 0.59%
Altria Group, Inc. 9.70% 2018	66,540	91,925
Altria Group, Inc. 9.25% 2019	45,785	62,963
CVS Caremark Corp. 6.117% 20135,6	666	711
CVS Caremark Corp. 6.60% 2019	8,692	10,585
CVS Caremark Corp. 5.789% 20265,6	12,413	12,991
CVS Caremark Corp. 6.036% 20286	13,106	13,818
CVS Caremark Corp. 6.943% 20306	24,252	26,983
Wal-Mart Stores, Inc. 4.25% 2013	6,000	6,521
Wal-Mart Stores, Inc., Series 1994-A2, 8.85% 20156	15,072	17,437
Wal-Mart Stores, Inc. 5.80% 2018	15,295	18,333
Wal-Mart Stores, Inc. 3.25% 2020	6,364	6,313
Anheuser-Busch InBev NV 2.50% 2013	5,000	5,150
Anheuser-Busch InBev NV 3.625% 2015	5,000	5,321
Anheuser-Busch InBev NV 4.125% 2015	20,000	21,724
Anheuser-Busch InBev NV 5.00% 2020	3,000	3,333
Anheuser-Busch InBev NV 5.375% 2020	5,000	5,687
Kroger Co. 6.75% 2012	1,000	1,081
Kroger Co. 5.00% 2013	2,500	2,727
Kroger Co. 6.40% 2017	31,300	37,166
Safeway Inc. 6.25% 2014	1,500	1,715
Safeway Inc. 6.35% 2017	15,000	17,627
Safeway Inc. 3.95% 2020	16,725	16,731
Delhaize Group 5.875% 2014	10,107	11,441
Delhaize Group 6.50% 2017	19,210	22,868
Kraft Foods Inc. 2.625% 2013	10,610	11,032
Kraft Foods Inc. 4.125% 2016	5,500	5,995
Kraft Foods Inc. 5.375% 2020	6,000	6,735
Tesco PLC 5.50% 20175	11,058	12,657
PepsiCo, Inc. 3.10% 2015	5,000	5,351
PepsiCo, Inc. 3.125% 2020	2,500	2,466
		465,387

INDUSTRIALS — 0.48%
Continental Airlines, Inc., Series 1998-1, Class A, 6.648% 20196	7,428	7,822
Continental Airlines, Inc., Series 1997-4, Class A, 6.90% 20196	4,360	4,657
Continental Airlines, Inc., Series 2001-1, Class A-1, 6.703% 20226	8,033	8,635
Continental Airlines, Inc., Series 2000-2, Class A-1, 7.707% 20226	12,409	13,736
Continental Airlines, Inc., Series 2000-1, Class A-1, 8.048% 20226	11,625	12,787
American Airlines, Inc., Series 2001-2, Class A-2, 7.858% 20136	39,450	41,472
Burlington Northern Santa Fe Corp. 7.00% 2014	25,930	30,416
Burlington Northern Santa Fe Corp. 5.65% 2017	1,500	1,733
BNSF Funding Trust I 6.613% 20554	6,700	6,885
Canadian National Railway Co. 4.40% 2013	2,500	2,700
Canadian National Railway Co. 4.95% 2014	4,175	4,667
Canadian National Railway Co. 5.55% 2018	25,000	29,327
Union Pacific Corp. 6.50% 2012	2,000	2,152
Union Pacific Corp. 5.125% 2014	11,495	12,799
Union Pacific Corp. 5.75% 2017	5,405	6,320
Union Pacific Corp. 5.70% 2018	9,870	11,494
Koninklijke Philips Electronics NV 4.625% 2013	25,950	28,148
Volvo Treasury AB 5.95% 20155	19,450	21,426
Northrop Grumman Systems Corp. 7.125% 2011	12,700	12,933
Northrop Grumman Corp. 7.75% 2016	6,640	8,417
Norfolk Southern Corp. 5.75% 2016	17,090	19,966
Atlas Copco AB 5.60% 20175	17,290	19,091
BAE Systems 2001 Asset Trust, Series 2001, Class B, 7.156% 20115,6	13,859	14,324
BAE Systems Holdings Inc. 4.95% 20145	1,375	1,523
Lockheed Martin Corp. 4.121% 2013	2,000	2,147
Lockheed Martin Corp. 4.25% 2019	10,735	11,580
Hutchison Whampoa International Ltd. 6.50% 20135	11,800	13,032
United Technologies Corp. 4.50% 2020	8,855	9,856
Raytheon Co. 6.40% 2018	1,580	1,940
Raytheon Co. 6.75% 2018	2,420	2,985
Caterpillar Financial Services Corp., Series F, 5.125% 2011	3,000	3,138
Caterpillar Financial Services Corp., Series F, 4.85% 2012	1,290	1,398
Delta Air Lines, Inc., Series 2001-1, Class A-2, 7.111% 20136	4,000	4,175
General Electric Co. 5.50% PINES 2035	1,905	1,946
John Deere Capital Corp., Series D, 5.50% 2017	1,300	1,518
Waste Management, Inc. 5.00% 2014	890	985
		378,130

MATERIALS — 0.48%
Dow Chemical Co. 7.60% 2014	60,200	70,885
Dow Chemical Co. 5.70% 2018	1,400	1,532
Dow Chemical Co. 8.55% 2019	62,075	79,853
International Paper Co. 7.95% 2018	7,800	9,551
International Paper Co. 9.375% 2019	53,745	71,083
POSCO 4.25% 20205	50,500	50,341
ArcelorMittal 9.85% 2019	24,950	32,233
Rio Tinto Finance (USA) Ltd. 5.875% 2013	9,500	10,753
Rio Tinto Finance (USA) Ltd. 8.95% 2014	4,250	5,311
Rio Tinto Finance (USA) Ltd. 9.00% 2019	5,670	7,996
BHP Billiton Finance (USA) Ltd. 5.50% 2014	8,795	9,968
Vale Overseas Ltd. 6.25% 2016	8,386	9,658
ICI Wilmington, Inc. 5.625% 2013	3,500	3,907
Arbermarle Corp. 5.10% 2015	3,500	3,863
Yara International ASA 7.875% 20195	2,225	2,776
E.I. du Pont de Nemours and Co. 5.00% 2013	404	441
E.I. du Pont de Nemours and Co. 5.25% 2016	1,500	1,764
Airgas, Inc. 7.125% 20185	1,800	2,000
Praxair, Inc. 4.375% 2014	1,000	1,103
CRH America Inc. 6.95% 2012	815	867
Potash Corp. of Saskatchewan Inc. 5.875% 2036	350	371
		376,256

INFORMATION TECHNOLOGY — 0.17%
National Semiconductor Corp. 6.15% 2012	28,805	30,958
National Semiconductor Corp. 6.60% 2017	10,000	11,646
KLA-Tencor Corp. 6.90% 2018	34,375	39,508
Cisco Systems, Inc. 5.25% 2011	14,000	14,207
Cisco Systems, Inc. 5.50% 2016	2,000	2,371
Cisco Systems, Inc. 4.95% 2019	3,500	3,988
Cisco Systems, Inc. 4.45% 2020	6,500	7,173
Electronic Data Systems Corp., Series B, 6.00% 20134	10,000	11,363
International Business Machines Corp. 5.70% 2017	9,000	10,767
		131,981

MUNICIPALS — 0.03%
State of California, Various Purpose General Obligation Bonds (Federally Taxable), 5.75% 2017	10,000	10,969
State of Illinois, General Obligation Bonds, Taxable Build America Bonds, Series 2010-3, 5.727% 2020	10,000	10,298
State of South Dakota, Educational Enhancement Funding Corp., Tobacco Settlement Asset-backed Bonds,
Series 2002-A, Class A, 6.72% 2025	6,261	5,650
		26,917

Total bonds & notes (cost: $17,843,834,000)		18,958,125

Short-term securities — 5.83%

Freddie Mac 0.18%–0.29% due 11/22/2010–4/15/2011	1,534,180	1,533,250
Fannie Mae 0.17%–0.38% due 12/1/2010–7/5/2011	751,340	750,655
U.S. Treasury Bills 0.133%–0.156% due 12/9/2010–3/10/2011	457,000	456,833
Bank of America Corp. 0.21%–0.28% due 11/1–11/30/2010	410,100	410,066
Coca-Cola Co. 0.20%–0.24% due 11/5/2010–2/2/20115	386,500	386,372
Straight-A Funding LLC 0.22%–0.29% due 11/2–12/6/20105	258,747	258,722
Jupiter Securitization Co., LLC 0.24%–0.30% due 11/15–12/20/20105	140,000	139,964
JPMorgan Chase & Co. 0.23% due 12/23/2010	40,000	39,983
Hewlett-Packard Co. 0.20% due 11/22–12/10/20105	121,900	121,881
Wal-Mart Stores Inc. 0.21% due 11/3–12/2/20105	108,000	107,984
Merck & Co. Inc. 0.20% due 11/4/20105	92,700	92,698
Federal Farm Credit Banks 0.26% due 6/30/2011	75,000	74,881
Variable Funding Capital Corp. 0.27% due 1/14/20115	54,000	53,968
Procter & Gamble Co. 0.25% due 12/7/20105	51,100	51,089
Federal Home Loan Bank 0.195%–0.26% due 12/15/2010–4/25/2011	45,600	45,563
Google, Inc. 0.20% due 11/17/20105	44,000	43,995
Private Export Funding Corp. 0.28% due 12/16/20105	24,500	24,494
NetJets Inc. 0.20% due 11/19/20105	18,700	18,698
Johnson & Johnson 0.22% due 1/20/20115	16,000	15,992

Total short-term securities (cost: $4,626,716,000)		4,627,088

Total investment securities (cost: $73,756,560,000)		79,466,312
Other assets less liabilities		(102,534)

Net assets		$79,363,778

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

1Security did not produce income during the last 12 months.
2Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $75,962,000, which represented .10% of the net assets of the fund.
3Represents an affiliated company as defined under the Investment Company Act of 1940.
4Coupon rate may change periodically.

5Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $3,475,358,000, which represented 4.38% of the net assets of the fund.

6Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
7Scheduled interest and/or principal payment was not received.
8Payment in kind; the issuer has the option of paying additional securities in lieu of cash.

9Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $50,250,000, which represented .06% of the net assets of the fund.

10Index-linked bond whose principal amount moves with a government retail price index.

Key to abbreviations

ADR = American Depositary Receipts
BRL = Brazilian reais
CAD = Canadian dollars
KRW = South Korean won
MXN = Mexican pesos

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-0180 or visit the American Funds website at americanfunds.com.

MFGEFP-912-1210O-S25558

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Capital Income Builder:

We have audited, in accordance with standards of the Public Company Accounting Oversight Board (United States), the financial statements of Capital Income Builder (the "Fund") as of October 31, 2010, and for the year then ended and have issued our unqualified report thereon dated December 7, 2010 (which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR). Our audit included an audit of the Fund's investment portfolio (the “Portfolio”) as of October 31, 2010 appearing in Item 6 of this Form N-CSR. The Portfolio is the responsibility of the Fund's management. Our responsibility is to express an opinion on the Portfolio based on our audit.

In our opinion, the Portfolio referred to above, when read in conjunction with the financial statements of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

PricewaterhouseCoopers LLP
Los Angeles, California
December 7, 2010

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders.  The procedures are as follows.  The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CAPITAL INCOME BUILDER

By /s/ James B. Lovelace
James B. Lovelace, Vice Chairman and Principal Executive Officer

Date: December 30, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ James B. Lovelace
James B. Lovelace, Vice Chairman and Principal Executive Officer

Date: December 30, 2010

By /s/ Neal F. Wellons
Neal F. Wellons, Treasurer and Principal Financial Officer

Date: December 30, 2010